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                                                                   EXHIBIT 10.46

                                                                [EXECUTION COPY]


                       MASTER LOAN AND SERVICING AGREEMENT


         THIS MASTER LOAN AND SERVICING AGREEMENT (this "LOAN AGREEMENT") is made and entered into as of October 31, 2000, by and among CREDIT STORE SERVICES, INC., a Delaware corporation ("BORROWER"), THE CREDIT STORE, INC., a Delaware corporation, as servicer ("SERVICER" or "TCSI"), and THE VARDE FUND IV-A, L.P., a Delaware limited partnership ("LENDER").

                                    RECITALS

         Borrower desires that Lender make one or more Loans to finance Borrower's acquisition of Assets from various Asset Sellers.

         Lender is willing to make the Loans, up to an aggregate original principal amount of Twenty-five Million Dollars ($25,000,000), subject to the terms and conditions herein set forth.

         Borrower and Lender desire that Servicer service the Assets, and Servicer is willing to perform such duties.

         In consideration of the foregoing premises and the agreements hereinafter set forth, Borrower, Servicer and Lender agree as follows:

                                    ARTICLE I
                                    THE LOANS

     Section 1.1 Definitions. Capitalized terms used in this Loan Agreement are defined in Article 8 hereof.

         Section 1.2 The Loans. Subject to the terms and conditions set forth herein, Lender agrees to make one or more Loans up to an aggregate original principal amount of Twenty-five Million Dollars ($25,000,000) (each, a "LOAN" and collectively, the "LOANS"), in order to finance Borrower's acquisition(s) of Assets; provided, however, that unless otherwise agreed by Lender in its sole discretion, in no event shall Lender make a Loan from and after the earlier of
(a) October 31, 2003 and (b) the termination of this Loan Agreement in accordance with its terms. The Loans will not be made on a revolving basis.

         Section 1.3 Procedures for Loan Advances.

              (a) Proposals. Borrower shall request each Loan (or series of Loans, in the case of a Forward Flow Agreement) by presenting a Proposal to Lender.

              (b) Commitments.

                   (i) Lender shall have up to five (5) calendar days (or such lesser number of days as the parties may agree upon based on the circumstances of the Proposal) from the receipt thereof, to accept or reject the Proposal. If Lender accepts the Proposal, such acceptance shall be in the form (and only in the form)


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              of a Commitment. If Lender does not respond within five (5)
              calendar days (or such lesser number of days as the parties may agree upon based on the circumstances of the Proposal) after Lender's receipt of the Proposal, Lender shall be deemed to have rejected the Proposal. All Loans from Lender to Borrower shall be made at Lender's sole and absolute discretion, and Lender may decline to accept any Proposal that is the subject of a Commitment for any reason or for no reason. Lender shall have no obligation to make any Loan except pursuant to and in accordance with the terms and conditions of this Loan Agreement and a written Commitment made to Borrower with respect to a specific Portfolio or, in the case of a Forward Flow Agreement, the Portfolios subject thereto. Any Commitment delivered by Lender to Borrower may be withdrawn by Lender for any reason at any time prior to TCSI's submission of a written and binding bid to the respective Asset Seller for the purchase of the related Portfolio or, in the case of a Forward Flow Agreement, the related Portfolios. For the purposes of this Section 1.3(b)(i), if an Asset Seller permits use of an online bid, then such online bid shall be considered a written bid.

                   (ii) In the case of a Forward Flow Agreement that is the
              subject of a Commitment, so long as no Event of Default has occurred and is continuing and subject to the conditions precedent to Loans contained in Section 1.7, Lender agrees to make Loans to finance all of Borrower's purchases of Portfolios from TCSI related to such Forward Flow Agreement; provided, however, that Lender may decline to make a Loan with respect to a Portfolio related to such a Forward Flow Agreement if Lender provides TCSI with timely notice sufficient to enable TCSI to decline to purchase such Portfolio in accordance with the terms of such Forward Flow Agreement. To facilitate the making of each Loan under a Forward Flow Agreement, Borrower will submit to Lender information on the related Portfolio in the same format as a Proposal as early as possible prior to the closing date related to such Portfolio but no additional Commitment shall be required by Lender with respect to such information.

         Section 1.4 The Notes. Each Loan shall be evidenced by a Note duly executed by Borrower. Each Note shall bear interest from the applicable Borrowing Date, represent a borrowing from the Borrowing Date and shall mature on the respective Maturity Date. Payments on the Notes will be made in accordance with Section 1.10 and Section 2.2. Borrower shall maintain, or cause to be maintained a register in the form attached as Exhibit D. Upon surrender of a Note by the holder thereof for registration of transfer, Borrower shall execute one or more replacement Notes in an aggregate principal amount equal to that of the surrendered Note, issued to, and registered in the name of, the transferee holder(s); provided that, in any event, Borrower shall have no liability to any party in connection with the form or substance of the register.

         Section 1.5 Financed Amount. Lender will not make any Loan in an original principal amount greater than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the Total Cost of the related Portfolio.

         Section 1.6 Interest.

              (a) Fixed Interest. Fixed Interest will accrue on the unpaid principal balance of each Note from the applicable Borrowing Date, at the rate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], and is payable in accordance with Section 2.2 commencing on the Distribution Date occurring in the first calendar month following the applicable Borrowing Date. If





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         available Collections from the related Portfolio on the first four
         Distribution Dates following the Borrowing Date with respect to a Loan are insufficient to pay the accrued Fixed Interest, such accrued but unpaid Fixed Interest shall be added to the principal amount of the respective Note, effective as of the Distribution Date on which such Fixed Interest is not paid; provided, however, that beginning on the fifth Distribution Date following the Borrowing Date for such Loan, Fixed Interest (including any accrued but unpaid Fixed Interest) shall be due and payable regardless of the sufficiency of Collections. Any payment of Fixed Interest made by Borrower from funds other than Collections from the related Portfolio shall increase the Borrower's Contribution with respect to such Portfolio. Fixed Interest will be computed on the basis of the actual number of days principal remains unpaid and a 360-day year.

              (b) Minimum Cash Return Interest. Minimum Cash Return Interest will also be paid on each Loan, to the extent of available Collections from the related Portfolio, in accordance with Section 2.2(c)(viii).

              (c) Default Interest. Upon the occurrence of an Event of Default, Fixed Interest shall accrue at the lesser of (i) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] per annum or (ii) the maximum interest rate permitted by law (hereinafter referred to as the "DEFAULT RATE").

         Section 1.7 Conditions to Loan Advances; Loan Closings. This Loan Agreement shall be effective upon the execution and delivery by Borrower, Lender and Servicer; provided, however, that the obligation of Lender to advance any Loan hereunder is subject in each case to the satisfaction or waiver of the following conditions precedent on or before the applicable Borrowing Date:

              (a) Conditions to Initial Loan Advance. The obligation of Lender to advance the initial Loan hereunder is subject in each case to the satisfaction or waiver of the following conditions precedent on or before the applicable Borrowing Date:

                   (i) Loan Documents. All of the Loan Documents shall have been fully executed on behalf of the applicable parties, including, without limitation, a Note with respect to such Loan.

                   (ii) Certified Resolutions. Borrower and Servicer shall have delivered to Lender certified copies of resolutions or other evidence of corporate action authorizing the execution, delivery and performance of the Loan Documents (including the borrowing of Loans subsequent to the initial Loan) and the acquisition of Portfolios (including Portfolios with respect to Loans subsequent to the initial Loan).

                   (iii) Opinions. Lender shall have received opinions from
              Borrower's counsel regarding the existence of Borrower and Servicer, their corporate authority to enter into the Loan Documents, the enforceability of the Loan Documents under Minnesota law and the creation and perfection of Lender's security interest in the Collateral.

                   (iv) Financing Statements. Lender shall have received UCC-1 financing statements to be filed with the Secretaries of State of South Dakota and Delaware with respect to the Collateral, naming
              (i) Borrower as debtor and Lender as secured party with respect to Collateral, and (ii) TCSI as debtor,




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              Borrower as secured party and Lender as assignee of the secured party, with respect to the "Conveyed Property" (as defined in each of the TCSI Account Purchase Agreement and the Converted Accounts Agreement).

                   (v) Borrower and Servicer Organizational Documents. Lender
              shall have received the following with respect to Borrower and
              Servicer: (A) recent Good Standing Certificate issued by the Secretary of State of the State of Delaware, (B) certificate of incorporation, as amended, certified by the Secretary of State of the State of Delaware, and (C) current by-laws, certified by an authorized officer.

                   (vi) Credit and Collection Policy. Servicer shall deliver to
              Lender a true, correct and complete copy of the Credit and Collection Policy.

              (b) Conditions to All Advances. The obligation of Lender to advance each Loan hereunder is subject in each case to the satisfaction or waiver of the following conditions precedent on or before the applicable Borrowing Date:

                   (i) Proposal and Commitment. Borrower shall have delivered to
              Lender a Proposal relating to the requested Loan, duly executed by an authorized officer, and the Proposal shall have been accepted and agreed to by Lender by the issuance of its Commitment.

                   (ii) Note. Borrower shall have executed and delivered to
              Lender a Note with respect to such Loan.

                   (iii) Officer's Certificates. Borrower shall have caused an authorized officer to deliver to Lender a certification to Lender that as of such Borrowing Date, that no Event of Default exists and that there exists no condition, event or act which, with the giving of notice or passage of time, or both, would constitute an Event of Default, and Servicer shall have caused an authorized officer to deliver to Lender a certification to Lender that as of such Borrowing Date, that no Servicer Termination Event exists and that there exists no condition, event or act which, with the giving of notice or passage of time, or both, would constitute a Servicer Termination Event.

                   (iv) Asset Purchase Agreement Documentation. Lender shall
              have received all information and copies of all documents relating to the respective Asset Purchase Agreement as Lender shall reasonably request.

                   (v) Portfolio Budget. Borrower shall have delivered to Lender the Portfolio Budget for the applicable Portfolio.

                   (vi) No Default. As of such Borrowing Date, there shall exist no Event of Default and no condition, event or act which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

                   (vii) Representations and Warranties. All representations and warranties of Borrower and Servicer contained herein shall be true and correct in all material respects on such Borrowing Date, with the same force and effect as though such representations and warranties had been made at such time except to



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              the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties will be true and correct in all material respects as of such earlier date or, in the case of financial statements, shall refer to the financial statements last delivered to Lender.

                   (viii) Acquisition of Portfolio by Borrower. TCSI and the
              Asset Seller shall have performed all of their respective obligations under the respective Asset Purchase Agreement as of the respective Borrowing Date. Contemporaneously with the closing of the Loan, TCSI shall pay the purchase price of the Portfolio and the Asset Seller shall transfer the Portfolio to TCSI pursuant to the terms of such Asset Purchase Agreement, free and clear of all liens, claims and encumbrances, and TCSI shall transfer the Portfolio and TCSI's rights under the Asset Purchase Agreement to Borrower pursuant to the terms of the TCSI Account Purchase Agreement.

                   (ix) Delivery of Documents. Borrower shall have delivered to
              Lender, or Lender's agent, the original copies of all Account Documents relating to the Assets in such Portfolio then in its possession that are Chattel Paper or Instruments, and will immediately deliver (or cause the Asset Seller to deliver) upon its receipt (or right to receive) any additional Account Documents that are Chattel Paper or Instruments as may be reasonably requested by Lender; provided, however, that all such Instruments must be delivered to Lender or Lender's agent within the time necessary for Lender to obtain a first priority perfected purchase money security interest therein. To the extent that Servicer holds any such Chattel Paper or Instruments, Servicer shall hold them in a custodial capacity as bailee for Borrower.

                   (x) Compliance with Agreements. Borrower shall have otherwise complied with all of the terms and conditions of the Loan
              Documents.

         (c) Closing. Unless otherwise agreed by Borrower and Lender, the closing of each Loan will take place in Minneapolis, Minnesota, upon satisfaction of the conditions precedent set forth in this Section 1.7.

         Section 1.8 Repayment of Principal, Fixed Interest, Minimum Cash Return Interest and Lender's Residual. Borrower covenants to repay principal amounts advanced under the Notes and Fixed Interest thereon, and to pay Minimum Cash Return Interest and the Lender's Residual to the extent of available Collections, as more particularly set forth herein.

         Section 1.9 Survival of Obligation to Pay the Lender's Residual. Borrower's obligation to pay Minimum Cash Return Interest, if any, and the Lender's Residual with respect to a Loan shall not be discharged upon payment in full of the principal amount of the respective Note, and Borrower's obligation to pay the Lender's Residual and Minimum Cash Return Interest, if any, with respect to a Loan shall continue unless and until such time as the following events have occurred: Borrower has disposed of substantially all of the Assets in a Portfolio through one or more Unconverted Account Sales, Whole Loan Sales or Securitizations (and the net proceeds thereof have been distributed in accordance with Section 2.2 of this Loan Agreement) and (i) Borrower has prepaid the Lender's Residual, if any, with respect to such Portfolio, in accordance with terms of Section 1.10 of this Loan Agreement or (ii) Lender has purchased the Borrower's remaining interest, if any, in the Portfolio in accordance with the terms of Section 1.10 of this Loan Agreement.




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         Section 1.10      Prepayment.

         (a) Prepayment of Principal and Fixed Interest. Except as provided in
Section 2.2 with respect to the application of Collections or in connection with a Compliance Prepayment, principal may not be prepaid in whole or in part. If and to the extent Borrower makes a Compliance Prepayment, the amount of such Compliance Prepayment will be added to Borrower's Contribution on account of the respective Loan, effective as of the payment of such Compliance Prepayment.

         (b) Prepayment Offers. The occurrence of any of (i), (ii) or (iii), below, is referred to herein as a "PREPAYMENT OFFER":

              (i) if, beginning on the earlier of (A) the date that is six (6) full months after the Maturity Date or (B) the date on which principal, Fixed Interest and Minimum Cash Return Interest, if any, are paid in full, Borrower gives written notice to Lender that Borrower desires to initiate the Prepayment Option with respect to the respective Loan;

              (ii) if, beginning on the earlier of (A) the date that is six (6) full months after the Maturity Date or (B) the date on which principal, Fixed Interest and Minimum Cash Return Interest, if any, are paid in full, Lender gives written notice to Borrower that Lender desires to initiate the Prepayment Option with respect to the respective Loan; or

              (iii) if Lender gives written notice to Borrower that Lender desires to initiate the Prepayment Option with respect to the respective Loan pursuant to Section 6.3.

The date on which Lender receives notice of the Prepayment Offer pursuant to subparagraph (i) or initiates the Prepayment Offer pursuant to subparagraph (ii) is referred to herein as the "PREPAYMENT NOTICE DATE."

         (c) Prepayment Option Procedures.

              (i) Within ten (10) Business Days after the Prepayment Notice Date, Borrower shall deliver to Lender a schedule setting forth in detail its written good faith estimate of the future net cash flows from the respective Portfolio as of the Prepayment Notice Date (the "PORTFOLIO PREPAYMENT Schedule"). The Portfolio Prepayment Schedule shall also show the present value of the Lender's Residual with respect to such Loan (the "RESIDUAL PREPAYMENT VALUE") and the present value of the Borrower's Residual (the "BORROWER'S BUY-OUT VALUE"). The Residual Prepayment Value and the Borrower's Buy-Out Value must be calculated using the same cash flow and discount rate.

              (ii) Within ten (10) Business Days after Lender's receipt of the Portfolio Prepayment Schedule, Lender shall give notice to Borrower that on a date that is not more than twenty (20) Business Days following the date such notice is given to Borrower (the "PREPAYMENT DATE"), Lender will, at Lender's sole discretion and option (such option, the "PREPAYMENT OPTION"), either:

                   (A) require Borrower to pay Lender the Residual Prepayment
              Value as payment in full of Borrower's obligation to pay the Lender's Residual on account of the respective Assets; or



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                   (B) purchase or have Lender's designee purchase Borrower's remaining interest in the Portfolio for an amount equal to the sum of (1) any unpaid Borrower Advances, (2) the unpaid balance of the Borrower's Contribution, (3) the unpaid balance of any amounts due to Borrower pursuant to Section 2.2(c)(vii), (4) the unpaid balance of any amounts due to Borrower pursuant to Section 2.2(c)(x), and (5) Borrower's Buy-Out Value.

              (iii) All payments under this Section 1.10 shall be made in immediately available funds. Following prepayment of Lender's Residual in accordance with Section 1.10(c)(ii)(A), all rights and obligations of Lender with respect to such Portfolio shall terminate. Upon completion of the purchase by Lender pursuant to Section 1.10(c)(ii)(B), all rights and obligations of Borrower with respect to the related Collateral and Loan (including all obligations with respect to payment of principal, Fixed Interest, Minimum Cash Return Interest and Lender's Residual in connection with the related Note and all obligations to fund new charges and advances with respect to any Credit Card Receivables) shall terminate.

              (iv) All parties agree to execute, deliver, and file such documents as may be reasonably necessary to evidence the transactions contemplated by Section 1.10(c)(ii)(A), including, without limitation, the execution, delivery and filing of any lien assignments or termination statements or any other documents reflecting the release of liens or encumbrances granted pursuant to the Security Agreement. All parties agree to execute, deliver, and file such documents as may be reasonably necessary to evidence the transactions contemplated by
         Section 1.10(c)(ii)(B), including, without limitation (a) appropriate instruments to transfer Borrower's remaining interest in the Portfolio to Lender or Lender's designee, and (b) instruments reasonably deemed necessary by the parties with respect to servicing transfer arrangements, including agreements by Lender or Lender's designee with respect to obligations to the issuing banks in connection with the funding of new charges and advances with respect to Credit Card Receivables.



                                   ARTICLE II
                                   COLLATERAL

         Section 2.1 Perfection of Lender's Security Interest. Borrower shall take all commercially reasonable steps necessary to perfect Lender's security interest in the Collateral, including, without limitation, (i) appropriate notations on the computer records with respect to the Portfolios, (ii) physical delivery of Account Documents with respect to the Assets that are Chattel Paper or Instruments to Lender or its designated agent, or (iii) filing or recording of any assignment, financing statement, notice or other writing. Borrower agrees to execute, acknowledge and deliver all such further and additional instruments and documents, and take such other actions as may be reasonably necessary or as Lender or its counsel may reasonably request from time to time in order to preserve, perfect and maintain Lender's rights hereunder and under the Security Agreement.

         Section 2.2 Administration of Collateral and Collections.

              (a) Payment and Receipt Processing. Obligors will be instructed to submit payments directly to the post office address for the Lockbox. Pursuant to the Lockbox Agreement, the Lockbox Bank will collect the contents of the post office box each



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         Business Day and will endorse all checks, money orders, and other negotiable instruments of payment contained in such mail and deposit such amounts in the Deposit Account; provided, however, that all payments unable to be processed by the Lockbox Bank will be sent to Servicer for research and identification and will then be deposited directly into the Deposit Account within five (5) Business Days after receipt by Servicer. Borrower shall direct that any and all other Collections from parties other than Obligors (e.g. the net proceeds of Unconverted Account Sales, Whole Loan Sales, Securitizations or putback rights against Asset Sellers, etc.) shall be deposited into the Disbursement Account. Each Business Day, the Lockbox Bank will transfer available funds in the Deposit Account (net of NSF checks and refunds) to the Disbursement Account. Collections remaining in the Disbursement Account after application pursuant to subsection (b) below will be transferred to the Collection Account pursuant to the provisions of the Paying Agent Agreement.

              (b) Funding of Purchases and Advances on Credit Card Receivables.

                   (i) On each Business Day, Servicer will provide Lender and
              Payment Processing Audit Firm with the information contained in the Daily Report. Upon confirmation by the Payment Processing Audit Firm that the amounts are correct in the form of the Daily Verification Report, Servicer shall instruct the Paying Agent to disburse amounts from the Disbursement Account to the applicable credit card issuing bank, all amounts due on such day with respect to Credit Card Receivables in respect of the sum of (A) cash advances and credit card purchases, (B) re-presentments and (C) miscellaneous adjustments requiring funding, net of the sum of (x) return merchandise credits, (y) chargebacks and (z) miscellaneous credit advices ("FUNDING REQUIREMENTS") according to the Daily Report and the Daily Verification Report.

                   (ii) If amounts available in the Disbursement Account are
              insufficient to make the payment referred to above, the Servicer shall advance such amount in accordance with the terms of its agreement with the applicable credit card issuing bank (each such advance, a "FUNDING ADVANCE"). To the extent that the Servicer fails to make Funding Advances as and when required, Lender may make such Funding Advances.

                   (iii) On each Business Day on which one or more unreimbursed
              Funding Advances exists, Lender shall instruct the Bank to disburse to the party which made the Funding Advance amounts then on deposit in the Collection Account, in each case without respect to Portfolio, in an amount equal to unreimbursed Funding Advances.

                   (iv) At the same time Servicer delivers the Remittance
              Report, Servicer shall provide Lender and Borrower with a summary of the applications of Collections and amounts on deposit in the Collection Account pursuant to this subsection (b) during the preceding calendar month. To the extent that Collections with respect to any Portfolio in excess of the Funding Requirements for such Portfolio were applied to meet the Funding Requirements of one or more other Portfolios, Borrower shall deposit into the Collection Account an amount equal to such excess (such deposit, a "BORROWER ADVANCE").


              (c) Distribution of Payment and Collections. All amounts in the Collection Account received on account of each Portfolio as of the end of the previous calendar




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         month, together with all Borrower Advances in the Collection Account made on account of each such Portfolio with respect to the prior calendar month, and together with any interest earned on such amounts, will be distributed by the Bank from the Collection Account pursuant to Lender's instructions on each Distribution Date in the following order, as more particularly specified in a Remittance Report as reasonably approved by Lender:

                   (i) First, to the Lockbox Bank, the Paying Agent and the
              Bank, the pro rata portion allocated to such Portfolio of any fees due from Borrower or Lender for their services pursuant to the terms of the Lockbox Agreement, the Paying Agent Agreement and the Blocked Account Agreement (and, if amounts in the Collection Account with respect to the related Portfolio are not sufficient to pay such fees with respect to such Portfolio, the Borrower will be required to advance the difference and be entitled to repayment of such amounts on a priority basis under this subsection from Collections with respect to the related Portfolio received on subsequent days);

                   (ii) Second, to Borrower, any unpaid Borrower Advances made with respect to such Portfolio made pursuant to subsection (b) above and any unreimbursed payments made by Borrower with respect to such Portfolio pursuant to subsection 2.2(c)(i) above on any previous Distribution Dates;

                   (iii) Third, to Servicer, all accrued but unpaid Servicing
              Fees with respect to such Portfolio (and, if amounts in the Collection Account with respect to the related Portfolio are not sufficient to pay such Servicing Fees, the Servicer will be entitled to repayment of such Servicing Fees on a priority basis under this subsection from Collections with respect to the related Portfolio received on subsequent days);

                   (iv) Fourth, to Lender in an amount equal to accrued but
              unpaid Fixed Interest with respect to such Loan and any collection expenses owing to Lender pursuant to Section 5.11 for such Loan;

                   (v) Fifth, to the applicable Person, to pay the reasonable administrative and operating expenses customary for limited purpose entities similar to Borrower;

                   (vi) Sixth, to Lender, until such time as Lender has received the balance of principal with respect to such Loan;

                   (vii) Seventh, to Borrower in an amount equal to accrued but unpaid interest on Borrower's Contribution with respect to such Loan at the rate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] per annum, compounded and accrued monthly on an actual/360 basis;

                   (viii) Eighth, to Borrower, until such time as Borrower has received the balance of Borrower's Contribution with respect to such Loan;

                   (ix) Ninth, to Lender, until such time as Lender has received an amount ("MINIMUM CASH RETURN INTEREST") equal to the positive difference (if any) between an amount equal to 5% of the original principal amount of such


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              Loan and the amount of Fixed Interest received by Lender on account of such Loan;

                   (x) Tenth, to Borrower, until such time as Borrower has
              received an amount equal to the positive difference (if any) between an amount equal to 5% of the Borrower's Contribution and the amounts received by Borrower with respect to Section 2.2(c)(vii) on account of such Loan;

                   (xi) Eleventh, as more particularly set forth below:

                   (A) Prior to IRR to Lender of [***CONFIDENTIAL TREATMENT
              REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]. Until such time as Lender achieves an IRR of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], any remaining Collections with respect to such Portfolio will be distributed [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] to Lender and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] to Borrower.

                   (B) Prior to IRR to Lender of [***CONFIDENTIAL TREATMENT
              REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]. After such time as Lender achieves an IRR of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and until such time as Lender achieves an IRR of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], any remaining Collections with respect to such Portfolio will be distributed 75% to Lender and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] to Borrower.

                   (C) After IRR to Lender of [***CONFIDENTIAL TREATMENT
              REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]. After such time as Lender achieves an IRR of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], any remaining Collections with respect to such Portfolio will be distributed [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] to Lender and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] to Borrower.

         Amounts required to be paid to Lender pursuant to Section 2.2(c)(xi) above are referred to as the "LENDER'S RESIDUAL" and the amounts that Borrower is entitled to retain pursuant to Section 2.2(c)(xi), above are referred to as the "BORROWER'S RESIDUAL."

              (d) Allocation of Certain Amounts to Shortfalls. To the extent (and only to the extent) that there is a shortfall of Collections on a Distribution Date with respect to amounts due under subsections 2.2(c)(iv) and 2.2(c)(vi) with respect to the related Loan, and on the same Distribution Date Borrower is entitled to receive a portion of Collections pursuant to Section 2.2(c)(vii), (viii), (x) or (xi) on account of one or more different Portfolios, Borrower shall be required to direct Lender in the Remittance Report to apply such excess Collections to such shortfall. Such amounts shall be deemed to be paid from Borrower's funds and shall be added to Borrower's Contribution.



                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         To induce Lender to make Loans under this Loan Agreement, each of Borrower and Servicer severally makes the following representations and warranties as to itself, which shall survive the execution and delivery of the Loan Documents and shall be deemed to be made as of each Borrowing Date and shall continue in full force and effect until payment in full by Borrower of all amounts payable hereunder or under the Loan Documents.

         Section 3.1 Corporate Existence and Power. Each of Borrower and Servicer is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with all requisite power and authority to own and operate its property and assets, to conduct the businesses in which it is engaged or proposes to engage, and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party. Borrower does business only under the name of Credit Store Services, Inc.

         Section 3.2 Authorization. The execution, delivery and performance of the Loan Documents by Borrower and Servicer have been duly authorized by all necessary corporate action. Each of Borrower and Servicer has duly authorized, executed and delivered the Loan Documents to which it is a party, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable against the Borrower or the Servicer, as applicable, in accordance with its respective terms subject to bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally and by general principles of equity.

         Section 3.3 Compliance with Law and Other Agreements. Each of Borrower and Servicer is not in violation of, or in default under, any terms of its certificate of incorporation, by-laws or any law or governmental regulation applicable to it or any agreement to which it is a party, which violation or default would have a Material Adverse Effect. The execution, delivery, and performance by Borrower or Servicer of the Loan Documents, the consummation of the transactions contemplated herein or therein and the compliance with the terms and provisions hereof or thereof will not contravene any material provision of any law or regulation to which Borrower or Servicer is subject or any order or decree of any court of governmental authority applicable to Borrower or Servicer and will not result in any material breach of or constitute a default under any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower or Servicer is a party or by which it or its properties are bound, or result (except as contemplated by this Loan Agreement and the Security Agreement) in the creation or imposition of any Lien on any of the property or assets of Borrower or Servicer. Each of Borrower and Servicer holds all of the permits, licenses, certificates, consents and other authorizations of applicable governmental entities required by law to own and service the Portfolios, the absence of which would have a Material Adverse Effect.

         Section 3.4 Litigation. There are no actions, suits, proceedings, or investigations pending, threatened against or affecting Borrower, Servicer, any of their subsidiaries or the Key Principals or any of their respective properties, nor is there any outstanding judgment, order, writ, injunction, decree or award affecting Borrower, Servicer, any of their subsidiaries or the Key Principals before any court or before any federal, state, municipal or other governmental department, commission, board, bureau or agency, which, either separately or in the aggregate, is reasonably likely to have a Material Adverse Effect, and Borrower or Servicer knows of no basis for any such suit, proceeding, or investigation.

         Section 3.5 Ownership; Liens. Beginning on the applicable Borrowing Date, Borrower has a valid, first priority ownership interest or valid first perfected security interest in the respective Assets, free and clear of all Liens other than (i) the Lien in favor of Lender created pursuant to the Security Agreement, (ii) any Lien in favor of Borrower created pursuant to the Converted Accounts Agreement, (iii) the lien of taxes not yet due and payable, and (iv) the lien, if any, of attorneys or others in possession of Collateral for the purposes of collection.

         Section 3.6 No Materially Adverse Contracts. Each of Borrower and Servicer is not obligated under any contract or agreement or under any law, regulation or decree which is reasonably likely to have a Material Adverse Effect.

          Section 3.7 Disclosure. The Loan Documents and the certificates, exhibits and schedules attached thereto or furnished to Lender by Borrower in connection with the closing of any Loan or Loans, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. To the best knowledge of Borrower, except as previously disclosed to Lender in writing, there is no fact or condition existing as of the date hereof which has, or in the future is reasonably like to have a Material Adverse Effect.

         Section 3.8 Government Approval. Except for the filing of financing statements, or as may be provided in the Asset Purchase Agreements, Borrower is not required to obtain any order, consent, approval or authorization of, or presently required to make any declaration or filing with any governmental authority in connection with, the execution and delivery of the Asset Purchase Agreements and the Loan Documents.

         Section 3.9 Collection History. The experience and past results of Borrower and Servicer, including, without limitation, collections, conversions and related measures as represented to Lender by Borrower or Servicer prior to the date hereof, are true and correct in all material respects and Borrower or Servicer has not failed to disclose to Lender any material fact that is necessary to make such representations, in the light of the circumstances under which they were made, not misleading.

         Section 3.10 Limited Authority over Lockbox and Collection Account. Borrower has no authority to withdraw funds from the Lockbox or the Collection Account.

         Section 3.11 Credit Collection Policy. The Credit and Collection Policy delivered to Lender is true, correct and complete in all material respects, except for such changes from and after the date of this Loan Agreement that Servicer is not required to provide to Lender pursuant to Section 4.3(d).


                                   ARTICLE IV
                                 LOAN SERVICING

         Section 4.1 Servicer. The servicing, administering, and collection of the Assets shall be conducted by the Person designated as the Servicer hereunder ("SERVICER") from time to time in accordance with this Section 4.1. TCSI is hereby designated as, and hereby agrees to perform the duties, obligations and covenants of, Servicer pursuant to the terms of this Loan Agreement and the other Loan Documents. Servicer shall be entitled to receive Servicing Fees from Collections received on account of each particular Portfolio as provided in the applicable Proposal and Section 2.2(c). In addition, Servicer shall be entitled to a priority interest in all Collections to repay Funding Advances it was obligated to make under Section 2.2(b) and a priority interest in Collections from the related Portfolio with respect to fees advanced by Servicer pursuant to
Section 2.2(c).

         Section 4.2 Replacement Servicer. If TCSI is terminated as Servicer pursuant to Section 4.5 below, Borrower may enter into a new servicing agreement with a replacement servicer for such Servicing Fees and on such other terms and conditions as Lender, in its sole discretion, may determine.

         Section 4.3 Duties of Servicer.

              (a) Unconverted Accounts. Servicer shall manage, administer, and collect the Unconverted Accounts in accordance with the respective provisions of the Credit and

         Collection Policy, as in effect from time to time, with the goal of achieving the projections in the applicable Portfolio Budget, including
         (i) performing standard accounting services and general record keeping services with respect to the Unconverted Accounts, (ii) responding to any telephone and written inquiries of Obligors regarding the Unconverted Accounts and (iii) contacting Obligors to effect collection and doing so by lawful means. Servicer shall use all reasonable efforts consistent with its current practices to perform the following tasks with respect to all credit files relating to Unconverted Accounts purchased by Borrower: (1) identify bankrupt or deceased Obligors, (2) update or locate current telephone numbers and addresses, and (3) score and stratify Unconverted Accounts for marketing and credit evaluation. Servicer shall use reasonable efforts, consistent with its current practices as described by Servicer to Lender, and subject to Credit Collection Laws, to cause Borrower's Unconverted Accounts to become Converted in conformance with the Credit Collection Policy; provided, however, that upon any Unconverted Accounts Sale, Servicer shall cease all efforts to Convert such Unconverted Accounts.

              (b) Credit Card Receivables. Servicer shall manage, service, administer, and collect the Credit Card Receivables in accordance with the respective provisions of the Credit and Collection Policy, as in effect from time to time, with the goal of achieving the projections in the applicable Portfolio Budget.

              (c) Standard of Care. In performing its duties and obligations under this Loan Agreement, Servicer will comply with all applicable Credit Collection Laws and will apply in performing such duties and obligations, those standards, policies and procedures consistent with the standards, policies and procedures Servicer applies with respect to assets owned by Servicer that are similar to the Assets. In performing its duties and obligations hereunder, Servicer shall maintain all state and federal licenses, permits and franchises necessary for it to perform its responsibilities hereunder, and shall not impair the rights of Borrower or Lender in the Collateral.

              (d) Credit and Collection Policy. Servicer will provide Lender and Borrower with any changes to the Credit Collection Policy that Servicer deems, in its reasonable discretion, to be material to Borrower and Lender in light of their respective interests under this Loan Agreement.

              (e) Insurance. Servicer shall maintain an errors and omissions insurance policy providing coverage in an amount of not less than $1,000,000 and a fidelity bond in an amount of not less than $100,000, in such form as is customary for loan servicers acting in respect of consumer loans on behalf of institutional investors therein. Borrower and Lender shall be named as additional insureds under such insurance policy, and as beneficiaries under such bond, and shall be furnished with not less than thirty (30) calendar days prior written notice before any amendment or cancellation thereof.

              (f) Defend Against Claims Through Servicer. Servicer shall defend Borrower's and Lender's right, title and interest to and in the Collateral against all claims of third parties claiming through or under Servicer.

              (g) No Transfers of Assets. Servicer shall not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, permit or suffer to exist any Lien on any Collateral owned by Borrower other than as permitted in this Loan Agreement.

              (h) General. Servicer shall collect all payments due under the Assets, account for such payments, comply with the Lockbox and Collection Account procedures, set up a program for collecting data and records, storing such records, and making reports to Lender and Borrower with respect to the Collateral and collections on the Assets. Servicer shall provide the Paying Agent with the Distribution Report and the Remittance Report, subject to Lender's right to approve the Remittance Report provided in Section 2.2.

              (i) Term. Servicer shall commence servicing each Portfolio of Assets on the date such Portfolio is acquired by Borrower and shall continue servicing the Assets in such Portfolio until the earlier of
         (i) collection, resolution, disposition or charge-off of all Assets in such Portfolio to Borrower's and Lender's satisfaction, (ii) earlier appointment of a new servicer under Section 4.5, (iii) Lender or Lender's designee purchases Borrower's remaining interest in the Portfolio pursuant to Section 1.10(c)(ii)(B)(provided that the termination of such servicing responsibility shall be limited to the Portfolio purchased by Lender or Lender's designee), or (iv) by written agreement of Borrower, Servicer and Lender.

         Section 4.4 Servicer's Indemnification. Servicer agrees to indemnify, defend and hold Lender harmless from and against any and all losses, damages, costs, claims, expenses (including reasonable attorneys fees) and liabilities to third parties growing out of or resulting from (i) the failure of Servicer to comply with all applicable Credit Collection Laws; (ii) the actions of any of the agents, representatives or employees of Servicer taken in connection with the collection activities with respect to the Assets; (iii) the misapplication (whether negligent or intentional), misappropriation, conversion or theft of any part of the Collateral by any officer, employee, agent or representative of Servicer; (iv) a Servicer Termination Event, or (v) fraud or material misrepresentation. No indemnification under this Section shall provide recourse to Servicer for the collectibility of any Asset or repayment of any Loan.

         Section 4.5 Termination of Servicer. Notwithstanding the foregoing, upon the occurrence and continuance of any of the following (a "Servicer Termination Event"):

              (a) Servicer's failure to deliver the Distribution Report to the required parties within five (5) Business Days of the date that the Daily Report is required to be delivered pursuant to the Paying Agent Agreement;

              (b) Servicer's failure to deliver the Remittance Report to the required parties prior to the twenty-fifth (25th) calendar day of the month in which such Remittance Report is due;

              (c) Servicer's failure to make, transfer or deposit, or deliver to Lender any proceeds or payment required under this Loan Agreement or any other Loan Document or make a Funding Advance and such failure remains unremedied for more than five (5) Business Days;

              (d) Any breach by Servicer of any covenant, term, agreement or condition contained in any Loan Document to which it is a party, which breach has a Material Adverse Effect, and the same shall continue unremedied for a period of thirty (30) calendar days after the Servicer has or reasonably should have had notice thereof (provided that such thirty (30) calendar day period shall only be applicable if Servicer uses diligent efforts during such time to cure such breach) or such other amount of time permitted for cure that is specifically provided herein;

              (e) Servicer delegates its duties under this Loan Agreement, except to the extent that Servicer retains responsibility to Borrower or Lender, as the case may be, for the performance of such duty or to the extent otherwise permitted hereby;

              (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
         (i) relief in respect of Servicer, or of a substantial part of the property or assets of Servicer, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Servicer or for a substantial part of the property or assets of Servicer or (iii) the winding-up or liquidation of Servicer; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

              (g) Servicer shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code as now constituted or hereafter amended, or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (d) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Servicer or for a substantial part of the property or assets of Servicer, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

              (h) any representation or warranty made by Servicer in this Loan Agreement, any certificate, any Distribution Report or any Remittance Report delivered pursuant to this Loan Agreement shall prove to have been false or misleading when made in any respect that has a Material Adverse Effect, and the same shall continue unremedied for a period of thirty (30) calendar days after the earlier to occur of (i) discovery by a senior officer of Servicer and (ii) the date on which written notice thereof, requiring the same to be remedied, shall have been received by a senior officer of Servicer (provided that such thirty
         (30) calendar day period shall only be applicable if Servicer uses diligent efforts during such time to cure such breach);

              (i) the occurrence and continuance of an Event of Default.

Lender may notify Servicer in writing that all future servicing of the Assets shall be undertaken by a new Servicer designated by Lender (which new Servicer may, but need not, be Lender (or its designee)). Upon receipt of such written notice Servicer shall terminate its activities as Servicer hereunder and facilitate as quickly as commercially practicable, the transition of the performance of such activities to the new Servicer, and the new Servicer shall assume each and all of Servicer's said obligations to service and administer the Assets, on the terms and subject to the conditions herein set forth (including the obligation to fund new purchases and advances with respect to the Credit Card Receivables pursuant to Section 2.2(b)) and Servicer shall use its best efforts to assist the new Servicer in assuming such obligations. Upon Lender's request following the termination of Servicer hereunder, Servicer shall refer inquiring Obligors to a telephone number provided by Lender or Lender's designee and shall forward all correspondence received from Obligors to Lender or Lender's designee within three (3) Business Days following Servicer's receipt of such correspondence. If Servicer disputes the occurrence of a Servicer Termination Event, Servicer may take appropriate action to resolve such dispute; provided that Servicer must terminate its activities hereunder as Servicer and must allow the new Servicer to perform such activities on the date specified by Lender, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute; and provided, further, that once notified by Lender that all future servicing of the Assets shall be undertaken by the new Servicer, Servicer shall not be entitled to resume its servicing obligations with respect to such Assets without the written consent of Lender, notwithstanding that Servicer shall have remedied and cured Servicer Termination Event giving rise to such assumption of servicing by the new Servicer.

If TCSI (or any subsequent Person acting as Servicer) is terminated as the Servicer and servicing is performed by a new Servicer, such new Servicer shall have all the rights and assume all the duties and obligations of the Servicer under this Loan Agreement, including without limitation this Section 4.5.

         Section 4.6 Rights upon the Occurrence of a Servicer Termination Event. Upon the occurrence and during the continuance of a Servicer Termination Event and following the appointment of a new Servicer, the power and authority of TCSI, as initial Servicer (or any subsequent Person acting as the Servicer), to collect the Assets in the ordinary course of business shall be deemed to be immediately revoked and terminated, and with or without such general notification, and, subject to the limitations and requirements of Section 4.3, the new Servicer shall have the authority to do the following:

              (a) issue a receipt to any person obligated to pay any amount on account of any Asset, which shall be a full and complete release, discharge, and acquittance to such person to the extent of any amount so paid to the new Servicer;

              (b) endorse the name of the Borrower, TCSI (as initial Servicer) or any subsequent Person acting as Servicer (as applicable) upon any check, draft, instrument, receipt, instruction, or other document or item, including all items evidencing payment upon any Asset or other indebtedness constituting Collateral, for which the new Servicer is hereby granted an irrevocable power of attorney, which grant is coupled with an interest, or

              (c) endorse or otherwise execute all instruments, instructions or other documents, agreements, or items on behalf of the Borrower, TCSI (as initial Servicer) or any subsequent Person acting as the Servicer, as shall be reasonably deemed by the new Servicer to be necessary or advisable, in the sole discretion of the new Servicer, to collect upon any Collateral or protect Lender's security interest in any Collateral, for which the new Servicer is hereby granted an irrevocable power of attorney, which is coupled with an interest.

                                    ARTICLE V
                       COVENANTS OF BORROWER AND SERVICER

         Borrower and Servicer (where applicable), covenants and agrees that from the date hereof and until payment in full of each Note and of all other amounts due under this Loan Agreement:

         Section 5.1 Business and Existence. Each of Borrower and Servicer will perform all things necessary to preserve and keep in full force and effect its corporate existence and use its best efforts to comply in all material respects with all laws applicable to it. Borrower will not engage in any line of business other than purchasing Unconverted Accounts from TCSI pursuant to the TCSI Account Purchase Agreement, acquiring Credit Card Receivables pursuant to the Converted Accounts Agreement, and holding and disposing of the Assets, without the prior written consent of Lender, which consent may be withheld for any reason or no reason. The Borrower will not own assets other than the Assets (except for cash and contract rights incidental to the operation of Borrower as contemplated by this Loan Agreement).

         Section 5.2 Payment of Obligations and Expenses. Borrower will pay and discharge all of its indebtedness, obligations and expenses promptly in accordance with normal terms and practices of its business, before the same shall become delinquent, as well as all lawful claims for labor, materials and supplies which otherwise, if unpaid, might become a lien or charge upon its properties or assets or any part thereof. Borrower shall not be required to pay any obligation so long as Borrower shall contest, in good faith and at its own cost and expense, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof to prevent the collection of or other realization upon the obligations so contested, provided that no such contest shall subject Lender to the risk of any liability. Borrower shall give Lender prompt written notice of any such contest.

         Section 5.3 Payment of Taxes and Assessments. Borrower shall pay when due all taxes, assessments and other governmental charges or levies which become due and payable by Borrower to any political entity, subdivision or department thereof under any law now or hereafter in force or effect. Borrower, however, shall not be required to pay any tax, charge or assessment so long as Borrower shall contest, in good faith and at its cost and expense, in its own name and behalf, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof to prevent the collection of or other realization upon the tax, assessment, levy or charge, so contested, provided that no such contest shall subject Lender to the risk of any liability. Borrower shall give Lender prompt written notice of any such contest.

         Section 5.4 Notice of Event of Default. As soon as practicable after an officer of Borrower or Servicer has knowledge of an Event of Default or any condition which, with the passage of time could become an Event of Default, Borrower or Servicer, as the case may be, will furnish Lender with written notice of the occurrence of any such event or the existence of any such condition which constitutes or upon written notice or lapse of time could constitute an Event of Default.

         Section 5.5 Asset Information. Borrower and Servicer will provide Lender sufficient information to allow Lender to make an informed decision with respect to a Proposal. Such information shall include but not be limited to, information provided to Borrower by Asset Sellers related to the Assets, internally generated stratifications and analyses of the Assets, portfolio write-ups prepared by Borrower, key assumptions used in projecting future cash flows of the

Assets and Credit Card Receivables created from the Assets, historical numbers on the Assets, and proposed Asset Purchase Agreements.

         Section 5.6 Asset Information Related to Forward Flow Agreements. For all Portfolios purchased pursuant to a Forward Flow Agreement, Borrower or Servicer will submit to Lender a stratification report (by dollars and number of Assets with percentages for each) containing detailed Asset information for each Portfolio within ten (10) Business Days after the relevant Borrowing Date. The form and content of such stratification reports will be as determined by Lender in its sole but reasonable discretion.

         Section 5.7 Other Information. Borrower and Servicer will furnish such other information regarding the operations, business affairs and financial condition of Borrower or Servicer or their property or assets (including but not limited to the Portfolios of Assets) as Lender may reasonably request for the purpose of determining compliance with the Loan Documents, except that, subject to Section 5.9, Servicer will not be required to deliver specific asset or property information and may withhold the identity of other parties.

         Section 5.8 Right of Inspection. Upon request of reasonable notice by Lender, Borrower and Servicer shall permit any person designated by Lender, at Lender's expense, to visit and inspect any of the properties, books and financial reports of Borrower or Servicer and to discuss its affairs, finances and accounts all at such reasonable times during ordinary business hours of Borrower or Servicer and as often as Lender may reasonably request for the purpose of determining compliance with the Loan Documents, or the status of the Collateral; provided, however, that Lender will use reasonable efforts to conduct (or have conducted) any such examination or inspection so as to minimize disruptions to the operations of Borrower or Servicer.

         Section 5.9 Portfolio Acquisition List. Furnish to Lender, no later than twenty (20) calendar days after each month-end, a list of all Portfolios acquired by Borrower or its Affiliates during the previous month. Such list shall be certified by an officer of Borrower or Servicer as to its completeness and include the following pieces of information: name of Asset Seller; size of Portfolio; purchase price; and general collateral characteristics. Notwithstanding the foregoing, Servicer will not be required to deliver specific asset or property information and may withhold the identity of other parties other than the Asset Seller.

         Section 5.10 Compliance Certificate. Borrower or Servicer will each deliver to Lender, within forty-five (45) calendar days after the end of each calendar quarter, a certificate dated as of the end of the quarter in question and signed by a responsible officer of such party stating (i) that as of the date thereof no Event of Default has occurred and is continuing or exists, (ii) that all respective representations and warranties of Borrower and Servicer set forth in this Loan Agreement remain true and correct as of the date of such compliance certificate, and (iii) that each has carried out its respective obligations under this Loan Agreement in all material respects.

         Section 5.11 Reimbursement of Collection Expenses. Borrower will reimburse Lender, upon demand, for any and all costs, including reasonable attorneys' fees, incurred in collecting any sums payable by Borrower under the Loan Documents.

         Section 5.12 Liens; Other Debt. Each of Borrower and Servicer will not sell, transfer or assign the Collateral, except as permitted herein, or contract, create, or incur any Liens upon or grant any security interest in any of the Collateral, whether now owned or hereafter acquired, except (i) the Lien in favor of Lender created pursuant to the Security Agreement, (ii) any Lien in favor of Borrower created pursuant to the Converted Accounts Agreement, (iii) the lien of taxes not yet due and payable, and (iv) the lien, if any, of attorneys or others in possession of Collateral for the purposes of collection. The Borrower will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loans.

         Section 5.13 Consolidation, Merger, Sale of Collateral; Changes to Organizational Documents. Borrower will not (a) wind up, liquidate, or dissolve its affairs, (b) enter into any transaction of merger or consolidation or (c) convey, sell, lease or otherwise dispose of the Collateral or any part thereof, except in the normal course of collections on the Portfolios or in connection with an Unconverted Accounts Sale, a Whole Loan Sale or a Securitization pursuant to Article VII. Borrower will not amend its certificate of incorporation or by-laws without the prior written consent of Lender, determined in Lender's reasonable discretion.

         Section 5.14 Other Agreements. Borrower and Servicer will not enter into any agreement containing any provision that would be violated or breached by the performance of Borrower's or Servicer's obligations under any Loan Document.

         Section 5.15 Use of Loan Proceeds. Borrower will use the proceeds of the Loans only to pay for the Total Cost of the Portfolios and for no other purpose.

         Section 5.16 Notification of Legal Process. Borrower or Servicer will promptly notify Lender of any attachment or other legal process levied against any of the Collateral and any information received by Borrower or Servicer relative to the Collateral that may materially or adversely affect the value thereof or the rights and remedies of Lender with respect thereto.

         Section 5.17 Transactions with Affiliates. Except for Permitted Affiliated Transactions, Borrower will not, either directly or indirectly, enter into any contracts, agreements or transactions, including but not limited to, brokerage contracts, property management agreements, sales contracts for the providing of any other goods or services, or the reimbursement or payment of any fees or expenses with its shareholders, officers or directors or with any of Borrower's Affiliates (including, without limitation, TCSI) or entities owned in whole or in part by Borrower or its shareholders, officers or directors without the prior written consent of Lender, which consent may be withheld for any reason.

         Section 5.18 Annual Financial Statements. (a) No later than one hundred twenty (120) calendar days after Borrower's fiscal year end, Borrower will provide to Lender, annual financial statements of Borrower prepared in accordance with generally accepted accounting principles and reviewed by an independent public accounting firm acceptable to Lender in its reasonable discretion and certified as correct by a reliable officer of Borrower. (b) No later than one hundred twenty (120) calendar days after Servicer's fiscal year end, Servicer will provide to Lender, audited annual financial statements of Servicer prepared in accordance with generally accepted accounting principles and audited by an independent accounting firm acceptable to Lender in its reasonable discretion and certified as correct by a reliable officer of Servicer.

         Section 5.19 Quarterly Financial Statements. No later than sixty (60) calendar days after each fiscal quarter of Borrower and Servicer, Borrower and Servicer will each provide to Lender, financial statements for such quarter of Borrower and Servicer prepared in accordance with generally accepted accounting principles and certified as correct by a reliable officer of Borrower and Servicer, respectively.

         Section 5.20 Single Purpose Entity.

              (a) Composition of the Borrower's Board. At least one member of the Borrower's board of directors will be an individual who satisfies the independent director eligibility requirements set forth in the Borrower's certificate of incorporation. No such individual will be a direct, indirect or beneficial stockholder, officer, director, employee, Affiliate, associate, customer, or supplier of TCSI; provided, however, that such individual may be a director of a subsidiary of TCSI that is a limited purpose corporation similar to the Borrower. No such director shall at any time serve as a trustee in bankruptcy for TCSI.

              (b) Compensation of Employees, Agents and Consultants; Limitation on Agency. Any employee, consultant, director, or agent of the Borrower will be compensated from the Borrower's own bank accounts for services provided to the Borrower. The Borrower will engage no agents other than: (i) the Servicer to service the Assets and (ii) TCSI to provide employees and organizational services; the Servicer and TCSI will be fully compensated for their services to the Borrower by payment of negotiated fees.

              (c) Servicing; Fees. The Borrower is contracting with the Servicer in this Loan Agreement to perform all operations required on a daily basis to service the Assets. The Borrower will pay Servicing Fees to the Servicer from Collections from the related Assets as specified in this Loan Agreement. The Borrower does not expect to incur any material indirect or overhead expenses for items shared between the Borrower and TCSI which are not reflected in documented service or administration fees. To the extent, if any, the Borrower and TCSI share items of expenses not reflected in its respective service or management fees (including, without limiting, legal, auditing, and other professional services), such expenses will be allocated to the extent practical on the basis of actual use of the services rendered, and otherwise on a basis reasonably related to actual use or value of services rendered.

              (d) Expenses. With the exception of start-up expenses, the Borrower's operating expenses will not be paid by TCSI.

              (e) Mailing Address. The Borrower will have its own separate mailing address and its own stationery.

              (f) Books and Records. The Borrower's books and records will be maintained separately from those of TCSI.

              (g) Financial Statements. Any financial statements of TCSI which are consolidated to include the Borrower shall contain detailed notes clearly stating that the Borrower is a separate legal entity with its own separate creditors which will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's stockholders.

              (h) Holding of Funds and Assets. The assets of the Borrower will be maintained in a manner that facilitates their identification and segregation from those of TCSI. Funds or other assets of the Borrower will not be commingled with those of TCSI (except during such times as funds of the Borrower are on deposit in the Lockbox). The Borrower shall not maintain joint bank accounts or other depository accounts to which

         TCSI (other than in its capacity as the Servicer in the exercise of its servicing responsibilities) has independent access. No funds of the Borrower will at any time be pooled with any funds of TCSI other than while such funds are in the Deposit Account or the Disbursement Account.

              (i) Separate Legal Entities. The Borrower acknowledges that all the parties entering into the Loan Documents, and any other related documents do so in reliance on the Borrower's identity as a legal entity separate from TCSI.

              (j) Arm's Length Relationships. The Borrower will maintain arm's length relationships with TCSI and its Affiliates. Neither the Borrower nor TCSI or its Affiliates will be or will hold itself out to be responsible for the debts of the other or the decisions or actions relating to the daily business and affairs of the other.

              (k) Loans to Other Parties. Except for Borrower Advances, the Borrower will not make any loans or advances to any third party (including any Affiliate).

         Section 5.21 Charge-off Policy. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Servicer will not change its general policy regarding Charge-offs from the following: Servicer will charge off Delinquent Credit Card Receivables if payment of not less than the amount of the required minimum monthly payment has not been received from the respective Obligor within 180 days after the applicable statement date.

         Section 5.22 Unwind Policy. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Servicer will not change its general policy regarding Unwinds from the following: Servicer will unwind Credit Card Receivables on which the related Obligors (a) fail to make a payment of not less than the amount of the required minimum monthly payment within ninety (90) days after the initial statement date and (b) have charges of less than $10.00 within ninety (90) days after the initial statement date. Servicer shall be entitled to make exceptions to its general policy for individual Obligors under the same terms and conditions it makes exceptions for other cardholders in portfolios of credit card receivables that it owns or services so long as such exceptions (in the aggregate) are not likely to have a Material Adverse Effect.

         Section 5.23 Re-Aging Policy. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Servicer will not change its general policy regarding re-aging the Credit Card Receivables from the following: a credit card account is re-aged if (i) either (a) two consecutive payments of at least the minimum payment due are received or (b) one payment of at least 6% of the total outstanding balance is received and (ii) the credit card account has been open for at least six months and is no more than 210 days delinquent at the time of re-aging. Servicer shall be entitled to make exceptions to its general policy for individual Obligors under the same terms and conditions it makes exceptions for other cardholders in portfolios of credit card receivables that it owns or services so long as such exceptions (in the aggregate) are not likely to have a Material Adverse Effect.

         Section 5.24 Minimum Monthly Payment Policy. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Servicer will not change its general policy regarding minimum monthly payments from the following: the minimum monthly payment due with respect to the Credit Card Receivables is (a) if the account is not past due, 3% of the total outstanding balance on the related credit card account and (b) if the account is past due, the current minimum payment as calculated under clause (a) above plus all past due amounts. Servicer shall be entitled to make exceptions to its general policy for individual Obligors under the same terms and conditions it makes exceptions for other cardholders in portfolios of credit card receivables that it owns or services so long as such exceptions (in the aggregate) are not likely to have a Material Adverse Effect.

         Section 5.25 Credit Line Increase Policy. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Servicer will not change its general policy on credit line increases from the following: an Obligor can request a credit line increase twenty days after Servicer receives the first payment. If granted, the increase is limited to 10% of the credit line with a minimum of $50.00 and a maximum of $150.00. After six months of consecutive payments (each not less than the minimum payment due), the Obligor can request another credit line increase of 10% of the credit line with a minimum of $50.00 and a maximum of $150.00. Additional credit line increases can then be requested annually, thereafter. Servicer processes credit line increases only in response to an Obligor request and does not initiate automatic credit line increases. An account can be over its credit limit at the time the request is made, but cannot be delinquent. The maximum credit line achievable is $5,150.00. Servicer shall be entitled to make exceptions to its general policy for individual Obligors under the same terms and conditions it makes exceptions for other cardholders in portfolios of credit card receivables that it owns or services so long as such exceptions (in the aggregate) are not likely to have a Material Adverse Effect.

         Section 5.26 Amendments to TCSI Account Purchase Agreement or Converted Accounts Agreement. Borrower will not amend either the TCSI Account Purchase Agreement or the Converted Accounts Agreement without the prior written consent of Lender in its sole discretion.

         Section 5.27 Transactions Involving Collateral. Except for Funding Advances, Borrower Advances and comparable advances made in the ordinary course of servicing, neither Borrower, nor any of Borrower's Affiliates (including, without limitation, TCSI) will lend or invest money in, or borrow from, any person or entity that purchases all or any portion of the Collateral, or any interest therein, without the prior written consent of Lender, which consent shall not be unreasonably withheld.


                                   ARTICLE VI
                                     DEFAULT

         Section 6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Loan
Agreement:

              (a) Payment. Failure to make payments of Fixed Interest, principal, Borrower Advances or other amounts payable to Lender under any Note, this Loan Agreement or any other Loan Document within five
         (5) Business Days after such payment is due;

              (b) Representations and Warranties. Any representation or warranty made by Borrower in any Loan Document shall prove to be false, misleading, incomplete or untrue in any respect when made that has a Material Adverse Effect and, if susceptible of being remedied, has not been remedied within ten (10) Business Days after the Borrower has or reasonably should have had notice thereof;

              (c) Covenants. Any breach by Borrower of any covenant, term, agreement or condition contained in any Loan Document, which breach has a Material Adverse Effect, and the same shall continue unremedied for a period of thirty (30) calendar days after the Borrower has or reasonably should have had notice thereof (provided that such thirty
         (30) calendar day period shall only be applicable if Borrower uses diligent efforts during such time to cure such breach) or such other amount of time permitted for cure that is specifically provided herein;

              (d) Bankruptcy or Insolvency. (i) The commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower and such proceeding shall not be dismissed within sixty (60) calendar days after the date of filing; (ii) Borrower is unable, or admits in writing its inability, to pay its recourse debts as they become due; (iii) Borrower makes an assignment for the benefit of creditors; (iv) Borrower files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a substantial part of its assets; (v) Borrower, by any act or omission, indicates its consent, approval of, or acquiescence in the appointment of a receiver, custodian or trustee for all or a substantial part of its property; (vi) Borrower is adjudicated a bankrupt; (vii) Borrower becomes insolvent however otherwise evidenced; or (viii) Borrower ceases doing business as a going concern;

              (e) Default in or Breach of Other Agreements. The enforcement of remedies under any other agreement to which Borrower or Servicer is a party by another party thereto following the occurrence of any default or event of default under or the breach by the Borrower or the Servicer thereunder, which enforcement has a Material Adverse Effect;

              (f) Judgments. A judgment or order for the payment of money is entered against Borrower for more than $100,000 and such judgment is not, within thirty (30) calendar days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal;

              (g) Ownership; Liens. The Borrower shall fail for any reason to have a valid, first priority ownership interest or valid first priority perfected security interest in the Assets, or if Lender shall fail to have a first priority perfected security interest in the Collateral;

              (h) Key Employees. Any two (2) of the Key Principals shall cease to be senior officers of the Borrower or TCSI and a successor for such Person shall not have been hired within six (6) months of any such Person's cessation of employment, or the Key Principals and their successors shall fail to devote substantially all of their time to the operation of TCSI and its Affiliates;

              (i) Maximum Principal Balance. The quotient of the outstanding principal balance of a Loan, divided by the original principal amount of the Loan, exceeds the respective percentage specified in Schedule 2 of the respective Proposal as of the related Distribution Date specified in Schedule 2 and such event is not cured within five (5) Business Days after such Distribution Date.

              (j) Minimum Credit Card Receivables. The quotient of the aggregate dollar amount of Credit Card Receivables in a Portfolio that are less than ninety (90) days delinquent, divided by the outstanding principal balance of the Loan, is less than the respective percentage specified in Schedule 2 of the respective Proposal as of the related Distribution Date specified in Schedule 2 and such event is not cured within five (5) Business Days after such Distribution Date.

              (k) Ownership of Borrower. TCSI ceases to own, directly or indirectly, at least 51% of the capital stock of Borrower;

              (l) Servicer Termination Event. The occurrence of a Servicer Termination Event; or

              (m) Loss or Damage. The occurrence of loss, theft, damage or destruction of any material portion of the Collateral, or the making of any seizure, unauthorized sale or other unauthorized transfer of any Collateral.

         Section 6.2 Effect of Event of Default. Upon the occurrence of any Event of Default, Lender may at its option, by written notice to Borrower, declare the entire unpaid principal balance of all Notes, and all other amounts due hereunder, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower. An Event of Default with respect to any Loan shall be deemed an Event of Default with respect to all other Loans, it being Borrower's and Lender's intention that the Loans be fully cross-defaulted. Notwithstanding any Event of Default or acceleration of the Loans under this Section 6.2, Lender shall apply Collections or other proceeds of the Assets to pay any accrued but unpaid Servicer Fees and any Funding Advances made pursuant to this Loan Agreement as set forth Section
2.2 (or any funding advances made pursuant to TCSI's funding obligations with the credit card issuing banks with respect to the Credit Card Receivables).

          Section 6.3 Remedies with Respect to Residual Interest. Notwithstanding anything to the contrary herein or in the Security Agreement or any of the other Loan Documents, at any time Lender has received all of its principal, Fixed Interest and Minimum Cash Return Interest, if any, with respect to a specific Loan, but has not received all of its Lender's Residual with respect to such Loan, upon the occurrence of an Event of Default hereunder with respect to such Loan, Lender may, in its sole discretion and by written notice to Borrower and without prejudice to any other rights or remedies available under this Loan Agreement, pursuant to the procedures set forth in Section 1.10(c) and subject to all of the terms and conditions of Section 1.10(c), require Borrower to pay Lender the Residual Prepayment Value as payment in full of Borrower's obligation to pay the Lender's Residual on account of the respective Assets or purchase or have Lender's designee purchase Borrower's remaining interest in the Portfolio for an amount equal to the balance of the Borrower's Contribution pursuant to Section 2.2(c)(vii) and Borrower's Buy-Out Value.


                                   ARTICLE VII
                             DISPOSITIONS OF ASSETS

         Section 7.1 Unconverted Account Sales. From time to time, Borrower may present Lender with a proposal to sell its rights and title in and to all or a portion of the Unconverted Accounts in one or more Portfolios (each such sale an "UNCONVERTED ACCOUNTS SALE"). Such proposal will contain information regarding estimated transactional costs (including broker's fees, accounting fees, rating agency fees and legal fees and expenses), together with the estimated present fair market value of such Unconverted Accounts and/or a "break even" point with respect to such proposed sale (either of which may be a range). Any Unconverted Accounts Sale shall be subject to the Lender's approval in its sole but reasonable discretion and determination taking into account Lender's desire to either (i) maximize the present value of Lender's Residual, or (ii) enhance the likelihood of full principal and Fixed Interest payment in connection with the Loan. If Lender consents to an Unconverted Accounts Sale, Borrower shall be entitled to market such Unconverted Accounts and to sell them to any Person at any price greater than the minimum price specified by Lender in its approval without seeking further approval from Lender. The proceeds of an Unconverted Accounts Sale, net of transactional costs shall be disbursed as provided in Section 2.2. Lender agrees to release its security interest in the Unconverted Accounts that are the subject of an Unconverted Accounts Sale and to file appropriate UCC partial releases of financing statements in connection therewith. If a Retained Interest exists following the closing of an Unconverted Accounts Sale and the application of the net proceeds thereof received on the closing date of such sale, Lender shall continue to be entitled to receive the Lender's Residual with respect to such Unconverted Accounts.

         Section 7.2 Whole Loan Sales. From time to time, Borrower and Servicer may present Lender with a proposal to sell Borrower's rights and title in and to all or a portion of the Credit Card Receivables in one or more Portfolios along with the Servicer's and the card issuing bank's respective interests in the related credit card account (each such sale a "WHOLE LOAN SALE"). Such proposal will contain information regarding estimated transactional costs (including broker's fees, accounting fees, rating agency fees and legal fees and expenses) together with the estimated present fair market value of such Credit Card Receivables (taking into account the estimated Charge-offs, servicing costs, finance charges and other factors) and/or a "break even" point with respect to such proposed sale (either of which may be a range). Any Whole Loan Sale shall be subject to the Lender's approval in its sole but reasonable discretion and determination taking into account Lender's desire to either (i) maximize the present value of Lender's Residual, or (ii) enhance the likelihood of full principal and Fixed Interest payment in connection with the Loan. If Lender consents to a Whole Loan Sale, Borrower shall be entitled to market such Credit Card Receivables and to sell them to any Person at any price greater than the minimum price specified by Lender in its approval without seeking further approval from Lender. The proceeds of a Whole Loan Sale, net of transactional costs shall be disbursed as provided in Section 2.2. Following the closing of such sale and the application of the net proceeds thereof, Lender shall have no Lender's Residual with respect to such Credit Card Receivables. Lender agrees to release its security interest in the Credit Card Receivables that are the subject of a Whole Loan Sale and to file appropriate UCC partial releases of financing statements in connection therewith. If a Retained Interest exists following the closing of a Whole Loan Sale and the application of the net proceeds thereof received on the closing date of such sale, Lender shall continue to be entitled to receive the Lender's Residual with respect to such Credit Card Receivables.

         Section 7.3 Securitizations. From time to time, Borrower may present Lender with a proposal to sell, transfer or grant a security interest in all or a portion of the Credit Card Receivables in one or more Portfolios in connection with a securitization of such Credit Card Receivables (each such transaction a "SECURITIZATION"). Such proposal will contain information regarding the estimated present fair market value of such Credit Card Receivables (taking into account factors including the estimated Charge-offs, servicing costs, finance charges and other factors), estimated transactional costs (including broker's fees, accounting fees, rating agency fees and legal fees and expenses), in connection with the proposed Securitization, the estimated interest cost on the note or notes issued pursuant to the proposed Securitization (either of which may be a range), the estimated advance rate (which may be a range), and the estimated final pay-out date with respect to the proposed Securitization. Any Securitization shall be subject to the Lender's approval in its sole but reasonable discretion and determination taking into account Lender's desire to either (i) maximize the present value of Lender's Residual, or (ii) enhance the likelihood of full principal and Fixed Interest payment in connection with the Loan. If Lender consents to a Securitization, Borrower shall be entitled to complete any Securitization with or through any Person at any advance rate greater than the minimum advance rate and any interest costs less than the maximum interest cost specified by Lender in its approval without seeking further approval from Lender. The advance rate proceeds of a Securitization, net of transactional costs shall be disbursed as provided in Section 2.2. Lender agrees to release its security interest in the Credit Card Receivables that are the subject of a Securitization and to file appropriate UCC partial releases of financing statements in connection therewith. If a Retained Interest exists following the closing of a Securitization and the application of the net proceeds thereof on the closing date of such Securitization, Lender shall continue to be entitled to receive the Lender's Residual with respect to such Credit Card Receivables.

         Section 7.4 Retained Interests. In connection with any Unconverted Accounts Sale, Whole Loan Sale or Securitization, Lender and Borrower agree that the "RETAINED INTEREST" shall be the difference, if any, between the present fair market value of the Assets being sold (or otherwise transferred) and the advance rate, or the sale price, as the case may be, received by Borrower in connection therewith. The Retained Interest shall be used to determine the Lender's Residual and the Borrower's Residual with respect to the Assets being sold (or otherwise transferred).



                                  ARTICLE VIII
                                   DEFINITIONS

         For purposes of this Loan Agreement, the following terms shall have the following meanings:

              "ACCOUNT DOCUMENTS" shall mean customer agreements, notes, security agreements, financing statements, and such other evidences of indebtedness or documents and electronic tapes relating to the Assets in the Portfolios, provided, however, that credit card account agreements with respect to any Credit Card Receivables in the Portfolios are not the property of Borrower and shall not be considered part of the Account Documents.

              "AFFILIATE" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

              "ASSETS" shall mean (a) non-performing consumer debt obligations, consisting principally of charged off consumer credit and accounts receivable, that are identified in a Proposal and are made subject to the Loan Documents, and including any amendments, modifications, replacements or renewals of such consumer debt obligations and (b) Credit Card Receivables with respect to Assets that have been Converted.

              "ASSET PURCHASE AGREEMENT" shall mean an agreement under which TCSI has purchased Assets from an Asset Seller.

         "ASSET SALE FEE" shall mean the asset sale fee agreed upon by Borrower and Servicer and approved by Lender at the time of Borrower's acquisition of each Portfolio as detailed in Schedule 1 of the related Proposal.

         "ASSET SELLER" shall mean the Person from whom Borrower acquires
     Assets.

         "BANK" shall mean Wells Fargo Bank Minnesota, National Association, and any successor under the Blocked Account Agreement.

         "BLOCKED ACCOUNT AGREEMENT" shall mean that certain Blocked Account Agreement dated as of even date herewith among Borrower, Lender and the Bank, as such agreement may be amended, restated, replaced or other otherwise modified from time to time

         "BORROWER ADVANCE" shall have the meaning contained in Section 2.2.

         "BORROWER'S BUY-OUT VALUE" shall have the meaning set forth in Section 1.10.

         "BORROWER'S CONTRIBUTION" shall mean with respect to a particular Loan, the sum of (a) Borrower's financial contribution toward payment of the Total Cost with respect to the related Portfolio, (b) the amount of any Compliance Prepayments paid on account of such Loan, and (c) any other Fixed Interest and principal paid on account of such Loan from funds other than Collections from the related Portfolio in accordance with Section 2.2(d).

         "BORROWER'S RESIDUAL" shall have the meaning contained in Section
     2.2(c).

         "BORROWING DATE" with respect to any Loan shall mean the date of funding of such Loan.

         "BUSINESS DAY" shall mean any day other than a Saturday or Sunday, or a date on which Lender, Borrower or commercial banks in the States of Minnesota and South Dakota generally are closed for regular business.

         "CHARGE-OFF" shall mean a Credit Card Receivable that is charged off and that has a Z status placed on it through the First Data Resources System or other third party processor.

         "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by Borrower.

         "CLOSING FEES AND EXPENSES" shall mean the broker's fees, legal expenses and the other fees and expenses agreed upon by Lender and Borrower for each Loan to be paid on the applicable Borrowing Date and which shall be included in the Total Cost of each Portfolio.

         "CODE" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Minnesota; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the

     State of Minnesota, the term "Code" shall mean the Uniform Commercial Code as from time to time enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         "COLLATERAL" shall have the meaning set forth in the Security
     Agreement.

         "COLLECTION ACCOUNT" shall mean Account #6355068511 at the Bank pursuant to the Blocked Account Agreement.

         "COLLECTION FEE" shall mean the collection fee agreed upon by Borrower and Servicer and approved by Lender at the time of Borrower's acquisition of each Portfolio as detailed in Schedule 1 of the related Proposal.

         "COLLECTIONS" with respect to any Portfolio shall mean all payments made by Obligors on account of the Assets in such Portfolio, together with any other collections, income, interest, principal, penalty, late fees, extension fees, prepayment fees, or other fees on account of such Assets, any proceeds from the sale or other disposition of such Assets, including amounts received from any Asset Seller and the proceeds of any Unconverted Accounts Sale, Whole Loan Sale or Securitization, net of fees and expenses of the transaction (including broker's fees, accounting fees, rating agency fees and legal fees and expenses).

         "COMMITMENT" shall mean Lender's written acceptance of a Proposal including any additional terms that Lender may require as a condition to making the requested Loan, substantially in the form of Exhibit B hereto.

         "COMPLIANCE PREPAYMENT" means a prepayment of principal made by Borrower to the extent that a principal prepayment is required in order for Borrower to be in compliance with Section 6.1(i) or Section 6.1(j).

         "CONVERT" OR "CONVERSION" means the act of causing an Obligor to agree to convert all or part of the outstanding balance of an Asset that is a charged off consumer credit account receivable to a current outstanding balance on a newly issued credit card, the receivables on which will be sold or transferred to Borrower pursuant to the Converted Accounts Agreement.

         "CONVERTED ACCOUNTS AGREEMENT" shall mean that certain Converted Accounts/Receivables Sale Agreement of even date herewith between Borrower and TCSI, as such agreement may be amended, restated, or other otherwise modified from time to time.

         "CREDIT AND COLLECTION POLICY" shall mean those credit, collection, customer relations and customer service policies and practices and other written policies and procedures of the Servicer relating to the Unconverted Accounts and Credit Card Receivables as in effect from time to time.

         "CREDIT CARD RECEIVABLE" shall mean "Receivables" as defined in the Converted Accounts Agreement. A Credit Card Receivable shall not include any rights in and to the underlying credit card account.

         "CREDIT COLLECTION LAWS" shall mean state and federal laws governing the business of collecting consumer debt, including without limitation, the Fair Debt Collection Practices Act, the Federal Consumer Credit Protection Act and Regulation Z issued thereunder, the Federal Equal Credit Opportunity Act and Regulation B issued thereunder and the United States Bankruptcy Code.

         "DAILY REPORT" shall have the meaning contained in the Paying Agent Agreement.

         "DAILY VERIFICATION REPORT" shall have the meaning contained in the Paying Agent Agreement.

         "DEFAULT RATE" shall have the meaning contained in Section 1.6(c).

         "DELINQUENT" shall mean a Credit Card Receivable on which no payment has been received more than 30 days past the related statement date.

         "DEPOSIT ACCOUNT" shall mean Account #0835014153 maintained at the Lockbox Bank as more particularly described in the Lockbox Agreement.

         "DISBURSEMENT ACCOUNT" shall mean Account #13437500 maintained at the Paying Agent as more particularly described in the Lockbox Agreement and the Paying Agent Agreement.

         "DISTRIBUTION DATE" shall mean either (i) if the Remittance Report is delivered to Lender on or before the fourteenth (14th) calendar day of the month, a date that is on or before the sixteenth (16th) calendar day of such month (or, if such date is not a Business Day, the next succeeding Business Day), or (ii) if the Remittance Report is delivered to Lender after the fourteenth (14th) calendar day of the month, a date that is not later than two (2) Business Days after Lender's receipt of the Remittance Report, but in no event later than the twenty-seventh (27th) calendar day of the month. With respect to any Loan, the first Distribution Date will be in the first month following the Borrowing Date.

         "DISTRIBUTION REPORT" shall mean the Daily Report as it relates to the Portfolios.

         "EVENT OF DEFAULT" shall have the meaning set forth in Article VI.

         "FIXED INTEREST" shall have the meaning contained in Section 1.6.

         "FORWARD FLOW AGREEMENT" shall mean an Asset Purchase Agreement pursuant to which TCSI purchases a series of Portfolios over a fixed period of time at a fixed price.

         "FUNDING ADVANCE" shall have the meaning contained in Section 2.2.

         "FUNDING REQUIREMENTS" shall have the meaning contained in Section 2.2.

         "GOVERNING STATE" shall mean the State of Minnesota.

         "INSTRUMENT" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired by Borrower, wherever located.

         "IRR" shall mean an annual internal rate of return calculated monthly based on the cash flows received by Lender, provided that for purposes of such calculation, the cash flow distributed on any Distribution Date shall be credited as if the same were received on the last day of the calendar month preceding such Distribution Date. The formula for determining IRR is more particularly set forth in Exhibit E hereto.

         "KEY PRINCIPALS" shall mean Kevin Riordan, Michael J. Philippe and Richard S. Angel.

         "LENDERS'S RESIDUAL" shall have the meaning contained in Section 2.2(c)(x).

         "LIEN" shall mean a lien, security interest, pledge, hypothecation, collateral assignment, charge, encumbrance, or other right or claim of any Person other than an unfiled lien for tax accrued but not yet payable

         "LOAN" shall have the meaning set forth in Section 1.2 of this Loan Agreement.

         "LOAN DOCUMENTS" shall mean this Loan Agreement and all Notes, Proposals and Commitments, the Security Agreement, the Converted Accounts Agreement, the TCSI Account Purchase Agreement, the Lockbox Agreement, the Paying Agent Agreement, the Blocked Account Agreement and other documents, instruments or certificates delivered pursuant hereto or in connection therewith.

         "LOCKBOX" shall mean the post office box maintained at the Lockbox Bank pursuant to the Lockbox Agreement and described therein as the "Lockbox."

         "LOCKBOX AGREEMENT" shall mean that certain Amended and Restated Lockbox Agreement of even date herewith among Borrower, various subsidiaries of TCSI, Lender, TCSI (individually and as the Servicer), the Lockbox Bank, the Paying Agent, and lenders of the Borrower's Affiliates, as such agreement may be amended, restated, other otherwise modified or replaced from time to time.

         "LOCKBOX BANK" shall mean Wells Fargo Bank South Dakota, N.A., and any successor and any successor under the Lockbox Agreement.

         "MANAGEMENT FEE" shall mean the management fee agreed upon by Borrower and Servicer and approved by Lender at the time of Borrower's acquisition of each Portfolio as detailed in Schedule 1 of the related Proposal. Management Fees will not be applicable to Unwinds and Charge-offs after the date they become such.

         "MATERIAL ADVERSE EFFECT" shall mean, with respect to any event or circumstance, a material adverse effect on:

         (a) the ability of the Borrower (or applicable party, as the context requires) to perform its obligations under any Loan Document to which it is a party;

         (b) the validity or enforceability of any Loan Document;

         (c) the status, existence, perfection, priority, or enforceability of any lien or security interest granted to the Lender pursuant to the Loan Documents; or

         (d) the validity, enforceability or collectibility of the Assets, taken as a whole.

         "MATURITY DATE" shall mean the maturity date for principal and accrued but unpaid Fixed Interest on each Loan, which shall be the earlier of (i) the date twenty-four (24) months following the applicable Borrowing Date or
     (ii) the date of acceleration of the related Note pursuant to Section 6.2.

         "MINIMUM CASH RETURN INTEREST" shall have the meaning contained in
     Section 2.2.

         "NOTE" shall mean a promissory note substantially in the form of Exhibit C hereto evidencing a Loan.

         "NOTICE" shall have the meaning contained in Section 9.14.

         "OBLIGOR" shall mean each signer, co-signer, guarantor or other person responsible for payment of an Asset.

         "ORIGINATION FEE" shall mean the origination fee agreed upon by Borrower and Servicer and approved by Lender at the time of Borrower's acquisition of each Portfolio as detailed in Schedule 1 of the related Proposal.

         "OUTSTANDING CREDIT CARD RECEIVABLE BALANCE" shall mean, at any point in time, the amount contractually owed by the cardholder on the related Credit Card Receivable.

         "PAYING AGENT" shall mean Wells Fargo Bank Minnesota, National Association, and any successor under the Paying Agent Agreement.

         "PAYING AGENT AGREEMENT" shall mean that certain Amended and Restated Paying Agent Agreement of even date herewith among Borrower, various Affiliates of the Borrower, Lender, TCSI (individually and as the Servicer), Wells Fargo Bank South Dakota, N.A., the Paying Agent, and lenders of the Borrower's Affiliates, as such agreement may be amended, restated, other otherwise modified or replaced from time to time.

         "PAYMENT PROCESS AUDITING FIRM" shall mean McGladrey & Pullen or any successor appointed as such by Borrower with Lender's consent, which shall not be unreasonably withheld.

         "PERMITTED AFFILIATED TRANSACTIONS" shall mean (i) this Loan Agreement,
     (ii) a Securitization approved by Lender pursuant to Section 7.3, (iii) agreements to pay directors compensation (as directors) in the ordinary course of business, and (iv) the TCSI Account Purchase Agreement, (v) the Converted Accounts Agreement, (vi) agreements to pay allocated overhead and expenses to TCSI, (vii) agreements to pay expenses approved by Lender related to Whole Loan Sales, Unconverted Accounts Sales and Securitizations, and (viii) and agreements related to the foregoing.

         "PERSON" shall mean any natural person, limited liability company, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

         "PORTFOLIO" shall mean each pool or grouping of Assets purchased from time to time by Borrower from an Asset Seller and any Credit Card Receivables related to Assets that have been Converted, which is financed in part by a Loan from Lender.

         "PORTFOLIO BUDGET" shall mean a strategic budget developed by Borrower and Servicer and approved by Lender for each Portfolio of Assets, representing Borrower's good faith estimate of the projected cash inflows and outflows including, but not limited to, payments on account of Credit Card Receivables, payments on account of Unconverted Accounts, net proceeds from Unconverted Accounts Sales, Securitizations and Whole Loan Sales, funding for purchases and advances on Credit Card Receivables, Servicing Fees and other fees and expenses.

         "PORTFOLIO PREPAYMENT SCHEDULE" shall have the meaning set forth in
     Section 1.10.

         "PREPAYMENT DATE" shall have the meaning set forth in Section 1.10.

         "PREPAYMENT NOTICE DATE" shall have the meaning set forth in Section 1.10.

         "PREPAYMENT OFFER" shall have the meaning set forth in Section 1.10.

         "PREPAYMENT OPTION" shall have the meaning set forth in Section 1.10.

         "PROCESSING FEE" shall mean the processing fee agreed upon by Borrower and Servicer and approved by Lender at the time of Borrower's acquisition of each Portfolio as detailed in Schedule 1 of the related Proposal. Processing Fees will not be applicable to Unwinds and Charge-offs after the date they become such.

         "PROPOSAL" shall mean a written proposal from Borrower to Lender requesting a Loan in connection with Borrower's purchase of a particular Portfolio (or a series of Portfolios pursuant to a Forward Flow Agreement), substantially in the form of Exhibit A hereto.

         "QUALIFIED ASSIGNEE" shall mean (i) a financial institution that is not a business competitor of TCSI with total assets of at least $250,000,000, or (ii) an assignee that is not a business competitor of TCSI that gives substantially all decision-making authority with respect to this Agreement to The Varde Fund IV-A, L.P.

         "REMITTANCE REPORT" shall mean a report submitted monthly by Servicer to Borrower and Lender listing Collections received during such month and disbursements out of the Collection Account during such month pursuant to Sections 2.2(b), 2.2(c) and 2.2(d). All such amounts should be identified by Portfolio.

         "RESIDUAL PREPAYMENT VALUE" shall have the meaning contained in Section 1.10.

         "RETAINED INTEREST" shall have the meaning contained in Section 7.4.

                "SECURITIZATION" shall have the meaning set forth in Section
          7.3.

                "SECURITY AGREEMENT" shall mean the Security Agreement in the form attached hereto as Exhibit F, pursuant to which Borrower shall assign to and grant Lender a security interest in the respective Assets and related Collateral, as such agreement may be amended, restated, other otherwise modified from time to time.

                "SERVICER" shall mean TCSI or any successor Servicer appointed by Lender pursuant to Section 4.5.

                "SERVICER TERMINATION EVENT" shall have the meaning set forth in
          Section 4.5.

                "SERVICING FEES" shall mean the aggregate of the Origination Fee, Processing Fee, Management Fee, Collection Fee and Asset Sale Fee.

                "TCSI" shall mean The Credit Store, Inc., a Delaware corporation, and its successors and assigns.

                "TCSI ACCOUNT PURCHASE AGREEMENT" shall mean the Account Purchase Agreement dated as of even date herewith between TCSI, as seller, and Borrower, as buyer, as such agreement may be amended, restated, or other otherwise modified from time to time

                "TOTAL COST" shall mean, for each Portfolio of Assets, the sum of (i) Borrower's purchase price therefor, (ii) an agreed-upon amount of Closing Fees and Expenses relating to the closing of the related Loan as specified in the Proposal, and (iii) an agreed-upon amount of scrubbing costs and expenses related to such Portfolio as specified in the Proposal.

                "UNCONVERTED ACCOUNT" shall mean an Asset that has not been Converted into a Credit Card Receivable, an Unwind or a Charge-off.

                "UNCONVERTED ACCOUNT SALE" shall have the meaning set forth in
          Section 7.1.

                "UNWIND" shall mean a credit card account that is initially treated as a Credit Card Receivable but subsequently has a Z status placed on it through the First Data Resources System or other third party processor and is thereafter treated as if it never was a Credit Card Receivable under the Servicer's Unwind Policy.

                "WHOLE LOAN SALE" shall have the meaning set forth in Section
          7.2.

                                   ARTICLE IX
                                  MISCELLANEOUS

          Section 9.1 Survival of Representations and Warranties. All representations and warranties made herein shall be true and correct as of each Borrowing Date and shall survive the Borrowing Date and the execution and delivery of this Loan Agreement, the Security Agreement, and each Note, and shall continue in full force and effect until payment in full by Borrower of all amounts payable hereunder, under the Security Agreement or under the Notes.

         Section 9.2 Cure. Lender shall have the right to cure any default by Borrower upon any lease, insurance policy, indenture, security agreement, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which its properties are bound or may be subject if such default shall in any manner affect Lender's rights hereunder, or in and to the Collateral, or the ability of Borrower to perform its obligations hereunder or under the Security Agreement or the Notes, and Borrower shall immediately reimburse Lender for any amounts paid to cure such defaults.

         Section 9.3 Relationship between Parties. The relationship between Lender and Borrower shall be solely one of commercial lender and borrower, and nothing contained in this Loan Agreement or in any Loan Document shall constitute the parties as partners or co-venturers with one another or with any other party, or agents for one another or for any other party with regard to any activities contemplated by this Loan Agreement or otherwise, or render any party liable for any debts or obligations of any other party.

         Section 9.4 Confidentiality. Borrower, Servicer and Lender each agree to use all commercially reasonably efforts (equivalent to the efforts such parties apply to maintain the confidentiality of their own confidential information) to maintain as confidential all information with respect to the Assets, any Proposal, the terms of the Loan Documents or other confidential information regarding the business of the others (to the extent such confidential information was provided by or on behalf of one or more of the other parties), except that any of Borrower, Servicer or Lender, as the "Disclosing Party" may disclose such information (a) to Persons employed or engaged by the Disclosing Party in evaluating, approving, structuring or administering the Loans and Commitments, (b) to any bona fide or potential assignee of Lender or participant in a Loan that has agreed in writing to comply with the covenant contained in this Section (and any such bona fide or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) to any bona fide or potential investor in Lender, but only to the extent of the terms of the Loan Documents and general performance information with respect to Lender's interest in the Loans, (d) as required or requested of any governmental authority or reasonably believed by the Disclosing Party to be compelled by, or required under, any regulation or law (including, without limitation, any securities regulation or law), or any court decree, subpoena or legal or administrative order or process; (e) as, on the advice of the Disclosing Party's counsel, is required by law; (f) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which the Disclosing Party is a party; or (g) that ceases to be confidential through no fault of the Disclosing Party. To the extent that either Borrower or Servicer reasonably believes that it is required to issue a press release in connection with this Loan Agreement, any such press release shall be subject to the prior review and approval of Lender in its reasonable discretion. Lender shall not use any proprietary business information or trade secrets provided by or on behalf of Borrower or TCSI for the purpose of competing, directly or indirectly, with Borrower or TCSI or for any other purpose other than in connection with this Agreement. Notwithstanding the foregoing, TCSI may file this Loan Agreement with the Securities Exchange Commission but will request confidentiality treatment with respect to the financed amount described in Section 1.5, the rate used when computing Fixed Interest and any percentages contained in 2.2(c)(xi) and, following such filing, no filed portion of this Loan Agreement shall be deemed to be confidential information.

         Section 9.5 Amendment and Modification. Any amendments or modifications to any provisions of this Loan Agreement, a Note or any other Loan Document must be (i) in writing and (ii) signed by the parties thereto.

         Section 9.6 Waivers. Lender shall not be deemed to have waived any of its rights or remedies hereunder, under any Note or any other Loan Document unless such waiver is (i) in writing and (ii) signed by Lender, and then only to the extent specifically recited. No failure to exercise and no delay or omission in exercising any right, remedy or recourse on the right of Lender shall operate or be deemed as a waiver of such right, remedy or recourse hereunder or thereunder or preclude any other or further exercise thereof. A waiver or release on any one occasion shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse on any subsequent occasion. All rights and remedies of Lender, whether pursuant to this Loan Agreement, the Notes, the Security Agreement, or any other Loan Document, shall be cumulative and concurrent and may be exercised singularly, successively or concurrently, at the sole discretion of Lender and may be exercised as often as occasion therefor may exist.

         Section 9.7 Transferability of Loan Agreement; Loan Participations. This Loan Agreement shall be binding upon Borrower, Lender and Servicer and their respective successors and assigns; provided, however, that (i) neither Borrower nor Servicer may transfer or assign any or all of their respective rights or obligations hereunder without the prior written consent of Lender;
(ii) Lender may, upon written notice to Borrower, transfer and assign any or all of its rights or obligations hereunder or under any Loan or Note, including without limitation the sale of participations in any Loan or Note to any Affiliate of Lender or to a Qualified Assignee; and (iii) Lender may not transfer and assign any or all of its rights or obligations hereunder or under any Loan or Note, including without limitation the sale of participations in any Loan or Note to any party other than an Affiliate of Lender or a Qualified Assignee without the prior written consent of Borrower, which consent may not be unreasonably withheld or delayed. This Loan Agreement shall be for the benefit of Lender and those of its affiliated funds which act as lenders pursuant hereto.

         Section 9.8 Actions in Connection with Bankruptcy. Without the necessity of an evidentiary hearing and without the necessity or requirement that Lender establish or prove the value of the Collateral (or any other collateral pledged to Lender pursuant to the Loan Documents), or the lack of adequate protection of Lender's interest in the Collateral (or any other collateral pledged to Lender pursuant to the Loan Documents), Lender shall be entitled to the immediate termination of the automatic stay of 11 U.S.C. ss. 362 in order to permit Lender to exercise all of its rights and remedies in respect of the Collateral (or any other collateral pledged to Lender pursuant to the Loan Documents), the existence of this provision constituting sufficient "cause" for purposes of 11 U.S.C. ss. 362(d)(1). Borrower agrees not to directly or indirectly oppose or otherwise defend against the termination of the automatic stay. Any reasonable attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower.

         Section 9.9 GOVERNING LAW; JURISDICTION; VENUE. THIS LOAN AGREEMENT, THE NOTES, AND ALL OTHER LOAN DOCUMENTS, AND WITHOUT LIMITATION ANY QUESTIONS CONCERNING THE INTERPRETATION OR ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE GOVERNING STATE. Borrower and Lender each hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the Governing State over any suit, action or proceeding arising out of or relating to a Loan or the Loan Documents. Borrower and Lender each irrevocably waive, to the fullest extent permitted by law, any objection that Borrower or Lender may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Nothing in this Section shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower agrees that any forum other than the Governing State is an inconvenient forum and that a suit brought by Borrower against Lender in a court of any state other than the Governing State should be forthwith dismissed or transferred to a court located in the Governing State by that court.

         Section 9.10 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER AND BORROWER OR SERVICER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

         Section 9.11 Enforceability of Loan Agreement. Should any one or more of the provisions of this Loan Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective and binding on the parties hereto.

         Section 9.12 Titles. Titles of the Sections of this Loan Agreement are merely for convenience in reading and shall not be construed to alter, modify or interpret the meaning of the provisions under said titles.

         Section 9.13 Accounting Terms. All accounting terms used in this Loan Agreement shall have the meanings ascribed to them by generally accepted accounting principles.

         Section 9.14 Notice. Unless otherwise required or provided by this Loan Agreement, all demands, notices, approvals and other communications hereunder (including Borrower's reporting obligations set forth in herein) (individually and collectively, "NOTICES") shall be in writing and shall be served personally, delivered by facsimile or sent by a national overnight delivery or courier company, or by United States registered or certified mail, postage prepaid return receipt requested, and addressed as set forth below. Any such Notices shall be deemed delivered upon delivery or refusal to accept delivery as indicated in writing by the person attempting to make personal service, on the United States Postal Service return receipt, or by similar written advice from the overnight delivery company; provided, however, that if any such Notice shall be sent by telecopier to the telecopier number, if any, set forth above, such Notice shall be deemed given at the time and on the date of machine transmittal (except if sent after 5:00 p.m. recipient's time, then the notice shall be deemed given at 9:00 a.m. on the next Business Day) if the sending party receives a written send verification on its machine and sends a duplicate Notice on the same day or the next Business Day by personal service, registered or certified United States mail, or overnight delivery in the manner described above. Each party hereto shall make an ordinary, good faith effort to ensure that it will accept or receive Notices that are given in accordance with this
Section 9.14, and that any person to be given Notice actually receives such Notice. Any party to whom Notices are to be sent pursuant to this Loan Agreement may from time to time change its address and/or facsimile number for future communication hereunder by giving Notice in the manner prescribed herein to all other parties hereto, provided that the address and/or facsimile number change shall not be effective until five (5) Business Days after the Notice of change has been given.



If to Lender:                                           With a Copy to:

The Varde Fund IV-A, L.P.                               Leonard, Street and Deinard
c/o Varde Partners, L.P.                                Professional Association
3600 West 80th Street, Suite 425                        150 South Fifth Street, Suite 2300
Minneapolis, MN 55435                                   Minneapolis, MN 55402
Attention: Rick J. Noel                                 Attention:  Andrew Lee, Esq.
Telephone No.:  952.893.1554                            Telephone No.:  612.335.1881
Facsimile No.:  952.893.9613                            Facsimile No.:  612.335.1657

If to Borrower:                                         With a Copy to:

Credit Store Services, Inc.                             Faegre & Benson LLP
Suite 106                                               2200 Wells Fargo Center
3401 North Louise Avenue                                90 South Seventh Street
Sioux Falls, SD 57107                                   Minneapolis, MN 55402-3901
Attention:  Chief Financial Officer                     Attention:  Michael J. Macaluso
Telephone No.:  605.339.7250                            Telephone No.:  612.336.3494
Facsimile No.:  605.338.3486                            Facsimile No.:  612.336.3026

If to Servicer:                                         With a Copy to:

The Credit Store, Inc.                                  Faegre & Benson LLP
3401 North Louise Avenue                                2200 Wells Fargo Center
Sioux Falls, SD 57107                                   90 South Seventh Street
Attention:  Chief Financial Officer                     Minneapolis, MN 55402-3901
Telephone No.:  605.339.7250                            Attention:  Michael J. Macaluso
Facsimile No.:  605.338.3486                            Telephone No.:  612.336.3494
                                                        Facsimile No.:  612.336.3026



         Section 9.15 Entire Agreement. This Loan Agreement (including all Exhibits hereto), and the Security Agreement, Proposals, Notes, and all other Loan Documents shall constitute the full and entire understanding and agreement of the parties hereto and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. All prior negotiations, agreements, representations and warranties, statements and undertakings concerning the subject matter hereof between the parties are superseded by this Loan Agreement and the other Loan Documents.

         Section 9.16 Borrower's Indemnification. Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all losses, damages, costs, claims, expenses (including reasonable attorneys fees) and liabilities to third parties growing out of or resulting from (i) the failure of Borrower to comply with the Credit Collection Laws; (ii) the actions of any of the agents, representatives or employees of Borrower taken in connection with the collection activities with respect to the Assets; (iii) the misapplication (whether negligent or intentional), misappropriation, conversion or theft of any part of the Collateral by any officer, employee, agent or representative of Borrower;
(iv) the failure to pay and discharge any liens, encumbrances or security interests in the Collateral (other than liens granted to Lender to secure repayment of

Loans) created or which could be created as a result of the actions of Borrower; (v) fraud or material misrepresentation; (vi) the misapplication of receipts or proceeds from the Collateral received by Borrower after notice of default on any Loan which are not applied to the outstanding balance of the related Note, to payment of debt service on any Loan, or to the payment of any other amounts payable under this Loan Agreement or (vii) the breach by Borrower of Sections 5.12, 5.13, 5.17 and 5.20 of this Loan Agreement.

         Section 9.17. Savings Provision. All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible amount under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of any other Loan Document at any time given shall exceed the maximum permissible amount under applicable law, then the obligation to be fulfilled shall automatically be reduced to an amount which complies with applicable law, and if from any circumstances Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender and shall also be binding upon and available to any subsequent holder of a Note.


           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

         The undersigned have executed this Loan Agreement as of the date first above written.

LENDER:                                            BORROWER:

THE VARDE FUND IV-A, L.P., a Delaware limited      CREDIT STORE SERVICES, INC.,
partnership, by Varde Partners, L.P., a            Delaware a Delaware
limited partnership, its General Partner,          corporation
by Varde Partners, Inc., a Delaware corporation, its General Partner




By: _____________________________                  By: _________________________
Name: Gregory S. McMillan                          Name: _______________________
Its:  Vice President                               Its: ________________________


                                                   SERVICER:
                                                   THE CREDIT STORE, INC.,
                                                   a Delaware corporation








                                                   By: _________________________
                                                   Name: _______________________
                                                   Its: ________________________

                       MASTER LOAN AND SERVICING AGREEMENT

                                   EXHIBIT A:

                                FORM OF PROPOSAL

                           Credit Store Services, Inc.
                                    Suite 106
                            3401 North Louise Avenue
                              Sioux Falls, SD 57107

The Varde Fund IV-A, L.P.
c/o Varde Partners, L.P.
3600 West 80th Street, Suite 425
Minneapolis, MN 55435
Attention: Rick J. Noel

Re Master Loan and Servicing Agreement dated as of October 31, 2000 among Credit Store Services, Inc., a Delaware corporation ("BORROWER"), The Credit Store, Inc., a Delaware corporation ("SERVICER"), and The
         Varde Fund IV-A, L.P., a Delaware limited partnership ("LENDER") (the "LOAN AGREEMENT")


Ladies and Gentlemen:

This letter shall serve as a Proposal pursuant to the Loan Agreement. Capitalized terms have the respective meanings contained in the Loan Agreement. We request that you finance Borrower's contemplated purchase of the following Assets subject to, and in accordance with, the terms of the Loan Agreement and the terms set forth below:




-------------------------------------- -------------------------------------------------------------------------------

               Assets                  [Nonperforming [         ] being sold by [              ]
                                                       ---------                 --------------
-------------------------------------- -------------------------------------------------------------------------------

           Purchase Price              [        %] of $                    or - $
                                                       ------------------       ------------------------
-------------------------------------- -------------------------------------------------------------------------------

      Closing Fees and Expenses        $               to
                                        ---------------
                                       --------------------------------------

                                       $               to
                                        ---------------
                                       --------------------------------------

                                       --------------------------------------
                                       --------------------------------------

   Total Closing Fees and Expenses     $
                                        ----------------------

-------------------------------------- -------------------------------------------------------------------------------

Proposal
Page 2



-------------------------------------- -------------------------------------------------------------------------------

             Total Cost                $
                                        -------------------
-------------------------------------- -------------------------------------------------------------------------------

            Advance Rate               95.00%

-------------------------------------- -------------------------------------------------------------------------------

             Loan Amount               $
                                        -------------------
-------------------------------------- -------------------------------------------------------------------------------


           Borrowing Date
                                       --------------------
-------------------------------------- -------------------------------------------------------------------------------

           Servicing Fees              See Schedule 1


-------------------------------------- -------------------------------------------------------------------------------

      Maximum Principal Balance        Pursuant to Section 6.1(i) of the Loan Agreement.  See Schedule 2
                                       attached hereto.

-------------------------------------- -------------------------------------------------------------------------------

         Minimum Credit Card           Pursuant to Section 6.1(j) of the Loan Agreement.  See Schedule 2
             Receivables               attached hereto.

-------------------------------------- -------------------------------------------------------------------------------

 Additional Conditions to Closing or
                Terms                  -------------------------------------------------------
                                       -------------------------------------------------------
                                       -------------------------------------------------------

-------------------------------------- -------------------------------------------------------------------------------


In offering this Proposal, Borrower confirms that (i) no Event of Default has occurred and is continuing or will occur as a result of the closing of the proposed Loan or Borrower's purchase of the above-described Assets, (ii) the Loan Agreement, Security Agreement, Note and other Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their terms and (iii) the representations and warranties in the Loan Agreement are true and correct as of the date hereof.

Dated:           , 200
       ----------     ---

CREDIT STORE SERVICES, INC.,
a Delaware corporation



By:
    -------------------------------
Name:
      -----------------------------
Its:
     ------------------------------

                             Schedule 1 to Proposal

                                 SERVICING FEES


-------------------------------------------------- -------------------------------------------------------------------

                 Asset Sale Fee                    [_____]% of net proceeds from Unconverted Account Sales, Whole
                                                   Loan Sales and Securitizations
-------------------------------------------------- -------------------------------------------------------------------

                 Collection Fee                    [_____]% of collections on Unconverted Accounts

-------------------------------------------------- -------------------------------------------------------------------

                 Management Fee                    [______]% annually, paid monthly, based on the beginning of the month Outstanding Credit Card Receivable Balance

-------------------------------------------------- -------------------------------------------------------------------

                 Origination                       Fee $[____] one-time payment
                                                   for each credit card account
                                                   that results from the
                                                   Conversion of an Unconverted
                                                   Account.

-------------------------------------------------- -------------------------------------------------------------------

                 Processing Fee                    $[____] per active credit card account per month

-------------------------------------------------- -------------------------------------------------------------------

                             SCHEDULE 2 TO PROPOSAL



The following Distribution Dates and percentages relate to Section 6.1(i) (Maximum Principal Balance) of the Loan Agreement:



------------------------------------------------------------ ---------------------------------------------------------
                     DISTRIBUTION DATE                                              PERCENTAGE
------------------------------------------------------------ ---------------------------------------------------------
                   7th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  13th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  19th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------


The following Distribution Dates and percentages relate to Section 6.1(j) (Minimum Credit Card Receivables) of the Loan Agreement:


------------------------------------------------------------ ---------------------------------------------------------
                     DISTRIBUTION DATE                                              PERCENTAGE
------------------------------------------------------------ ---------------------------------------------------------
                   7th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  10th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  13th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  16th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  19th Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------
                  22nd Distribution Date                                                     %
                                                                                   ----------
------------------------------------------------------------ ---------------------------------------------------------

                       MASTER LOAN AND SERVICING AGREEMENT

                                   EXHIBIT B:

                               FORM OF COMMITMENT

                            THE VARDE FUND IV-A, L.P.
                            c/o Varde Partners, L.P.
                        3600 West 80th Street, Suite 425
                              Minneapolis, MN 55435
                             Attention: Rick J. Noel
                           Telephone No.: 952.893.1554
                           Facsimile No.: 952.893.9613


Credit Store Services, Inc.
Suite 106
3401 North Louise Avenue
Sioux Falls, SD 57107
Attention:  Chief Financial Officer

Re Master Loan and Servicing Agreement dated as of October 31, 2000 among Credit Store Services, Inc., a Delaware corporation ("BORROWER"), The Credit Store, Inc., a Delaware corporation ("SERVICER"), and The
         Varde Fund IV-A, L.P., a Delaware limited partnership ("LENDER") (the "LOAN AGREEMENT")


Ladies and Gentlemen:

This letter shall serve as our "Commitment" (as defined in the Loan Agreement)
with respect to your Proposal dated        , 200   (the "PROPOSAL"). Lender
hereby agrees to make a "Loan" (as defined in the Loan Agreement) with respect to the Proposal, subject to, and in accordance with, the terms and conditions set forth in the Proposal and the Loan Agreement.

Dated:           , 200
       ----------     ---

THE VARDE FUND IV-A, L.P., a Delaware limited partnership, by Varde Partners, L.P., a Delaware limited partnership, its General Partner, by Varde
Partners, Inc., a Delaware corporation, its General
Partner




By:
    --------------------------------
Name:
      ------------------------------
Its:
    --------------------------------

                       MASTER LOAN AND SERVICING AGREEMENT

                                   EXHIBIT C:

                                  FORM OF NOTE

                                 PROMISSORY NOTE

$                                                            [        ], 200__
 ---------------

         For value received, CREDIT STORE SERVICES, INC., a Delaware corporation, having a mailing address of 3401 North Louise Avenue, Suite 106 Sioux Falls, SD 57107 (hereinafter referred to as "BORROWER") promises to pay to the order of THE VARDE FUND IV-A, L.P., a Delaware limited partnership, having a mailing address of c/o Varde Partners, Inc., 3600 West 80th Street, Suite 425, Minneapolis, Minnesota 55431 (hereinafter referred to as "LENDER"), the
principal sum of                                                  Dollars
($          ) in lawful money of the United States of America, together with
Fixed Interest on the advanced but unpaid principal balance, Minimum Cash Return Interest, and the Lender's Residual, all in accordance with the terms set forth herein and in the Master Loan and Servicing Agreement among Borrower, Lender and The Credit Store, Inc., as servicer, dated as of October 31, 2000 (the "LOAN AGREEMENT"). Reference is hereby made to the Loan Agreement, the terms and conditions of which are incorporated herein by reference as fully and with the same effect as if set forth herein at length. All capitalized terms not otherwise defined herein have the respective meanings contained in the Loan Agreement. Reference is also hereby made to the Security Agreement described in the Loan Agreement for a more complete description of certain Collateral, a statement of certain covenants and agreements, a statement of the rights and remedies and securities afforded thereby and all other matters contained therein. This Note is entitled to the benefit of the Loan Agreement and the Security Agreement.

         Borrower and all endorsers and guarantors jointly and severally waive presentments, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind.

         This Note shall be governed by and construed according to the internal laws of the State of Minnesota.

         Time is of the essence of this Note and each of the provisions hereof.

         IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date and year first above written.


                                                CREDIT STORE SERVICES, INC.,
                                                a Delaware corporation


                                                By:
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                       MASTER LOAN AND SERVICING AGREEMENT

                                   EXHIBIT D:

                              FORM OF NOTE REGISTER


                                  NOTE REGISTER
                        Varde/Credit Store Services, Inc.



---------------------------------- -------------------------------- -----------------------------------------
          Date of Note                   Face Amount of Note                 Name of Holder of Note

                                          $                                 The Varde Fund IV-A, L.P.
        ----------------                   ---------------
---------------------------------- -------------------------------- -----------------------------------------

                       MASTER LOAN AND SERVICING AGREEMENT

                                   EXHIBIT E:


                     CALCULATION OF INTERNAL RATE OF RETURN


Internal Rate of Return ("IRR") is defined as the percentage rate which makes the net present value ("NPV") of a series of cash flows equal to zero. To calculate the monthly IRR, two steps are followed:

Step 1

To find the IRR for an investment lasting T months, the following expression must be solved where C represents the cash flow dollars and IRR is the solution.



NPV      =        Co       +        C 1     +          C 2        +     . . .     +          C r      =   0
                                ----------         ----------                             ----------
                                 1 + IRR           (1 + IRR)2                             (1 + IRR)r



In Excel, this expression is solved using = IRR (values, guess) where guess is a decimal or percentage value that represents your estimate of the internal rate of return since IRR is solved though trial and error, and values is the address of the cells in the worksheet which contain the monthly cash flows.

Step 2

Once the IRR is calculated in Step 1, the solution needs to be multiplied by twelve (12) because we are solving for IRR using monthly cash flows whereas the Excel software program assumes that the cash flow amounts are from an annual period.

For example:

------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
1                A                  B               C              D                E                    F
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
2                                   C(o)           C(1)            C(2)             C(3)
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
3       Monthly   Cash  Flow     (1,000,000)        350,000         350,000           350,000
        Dollars
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
4
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
5       Step 1                                                                          2.48%  Formula:
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
6       Solve expression                                                                       =  IRR (B3: E3,0.2)
        for IRR  using = IRR
        (values, guess)
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
7
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
8
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
9       Step 2
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
10      Multiply    solution                                                           29.76%  Formula:
        in Step 1 by 12
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------
11                                                                                             = E5*12
------- --------------------- --------------- -------------- --------------- ----------------- ----------------------


                       MASTER LOAN AND SERVICING AGREEMENT

                                   EXHIBIT F:


                           FORM OF SECURITY AGREEMENT